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EXECUTION COPY

EXHIBIT 10.11

SECURED CREDIT AGREEMENT
(LOAN TRADING PLATFORM)

by and among

OPY CREDIT CORP.,
as Borrower,

and

CIBC INC.,
as Lender,

and

CANADIAN IMPERIAL BANK OF COMMERCE,

as Collateral Agent.

Dated as of January 14, 2008

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS; CERTAIN TERMS

1

SECTION 1.01.

Definitions

1

SECTION 1.02.

Terms Generally

14

SECTION 1.03.

Accounting and Other Terms

14

SECTION 1.04.

Time References

14

ARTICLE II

THE FACILITY

14

SECTION 2.01.

Loans

14

SECTION 2.02.

Use of Proceeds

15

SECTION 2.03.

Promise to Pay

15

SECTION 2.04.

Note

16

SECTION 2.05.

Allocation of Proceeds of Collateral

16

SECTION 2.06.

Termination or Reduction of Commitments

17

ARTICLE III

PAYMENTS AND OTHER COMPENSATION

17

SECTION 3.01.

Voluntary Prepayments

17

SECTION 3.02.

[RESERVED]

17

SECTION 3.03.

Payments

17

SECTION 3.04.

Taxes

18

ARTICLE IV

INTEREST

20

SECTION 4.01.

Interest on the Loans and Other Obligations

20

SECTION 4.02.

[RESERVED]

21

SECTION 4.03.

Break Funding Payments

21

SECTION 4.04.

Change in Law; Illegality

21

ARTICLE V

CONDITIONS TO LOANS

22

SECTION 5.01.

Conditions Precedent to the Initial Loans

22

SECTION 5.02.

Conditions Precedent to all Loans

24

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

25

SECTION 6.01.

Representations and Warranties

25

ARTICLE VII

REPORTING COVENANTS

26

SECTION 7.01.

Financial Statements, Collateral Reporting

26

SECTION 7.02.

Other Information and Event Reporting

27

SECTION 7.03.

Defaults, Events of Default, Collateral Deficiencies

28

ARTICLE VIII

AFFIRMATIVE COVENANTS

28

SECTION 8.01.

Compliance with Laws

28

SECTION 8.02.

Payment of Taxes and Claims

28

SECTION 8.03.

Conduct of Business and Preservation of Corporate Existence

28

SECTION 8.04.

Further Assurances

29

SECTION 8.05.

Conduct of Business

29

SECTION 8.06.

Use of Proceeds

29

SECTION 8.07.

Formation of Subsidiaries

29

SECTION 8.08.

Collateral Calculations and Maintenance

29

ARTICLE IX

NEGATIVE COVENANTS

29

SECTION 9.01.

Liens

29

SECTION 9.02.

Indebtedness

30

SECTION 9.03.

Consolidation, Merger, Subsidiaries, Etc

30

SECTION 9.04.

Collateral Dispositions, Etc

30

SECTION 9.05.

Negative Pledges

30

SECTION 9.06.

Federal Reserve Regulations

30

SECTION 9.07.

Investment Company Act of 1940

30

SECTION 9.08.

Impairment of Security Interests

30

SECTION 9.09.

Restricted Payments

30

ARTICLE X

[RESERVED]

31

ARTICLE XI

EVENTS OF DEFAULT, RIGHTS AND REMEDIES

31

SECTION 11.01.

Events of Default

31

SECTION 11.02.

Remedies

33

SECTION 11.03.

Waivers by the Borrower

33

ARTICLE XII

[RESERVED]

33

ARTICLE XIII

THE COLLATERAL AGENT

33

SECTION 13.01.

Appointment Powers and Immunities; Delegation of Duties, Liability of Collateral Agent, Rights of Collateral Agent  33

SECTION 13.02.

Reliance by Collateral Agent

35

SECTION 13.03.

Defaults

35

SECTION 13.04.

Costs and Expenses; Indemnification

35

SECTION 13.05.

Non-Reliance on Collateral Agent

36

SECTION 13.06.

Failure to Act

36

SECTION 13.07.

Resignation of Collateral Agent

36

SECTION 13.08.

Collateral Matters

37

SECTION 13.09.

Restrictions on Actions by the Collateral Agent and the Lender

37

ARTICLE XIV

MISCELLANEOUS

38

SECTION 14.01.

Notices, Etc

38

SECTION 14.02.

Amendments, Etc

39

SECTION 14.03.

[RESERVED]

39

SECTION 14.04.

No Waiver; Remedies, Etc

39

SECTION 14.05.

Expenses; Taxes; Attorneys’ Fees

40

SECTION 14.06.

Right of Set-Off

40

SECTION 14.07.

Severability

41

SECTION 14.08.

[RESERVED]

41

SECTION 14.09.

Complete Agreement; Sale of Interest

41

SECTION 14.10.

Participations

41

SECTION 14.11.

Counterparts

42

SECTION 14.12.

GOVERNING LAW

42

SECTION 14.13.

CONSENT TO JURISDICTION, SERVICE OF PROCESS AND VENUE

42

SECTION 14.14.

WAIVER OF JURY TRIAL, ETC

43

SECTION 14.15.

Consent

43

SECTION 14.16.

Interpretation

43

SECTION 14.17.

Reinstatement; Certain Payments

43

SECTION 14.18.

Indemnification

44

SECTION 14.19.

Interest

44

SECTION 14.20.

Records

45

SECTION 14.21.

Binding Effect

45

SECTION 14.22.

Confidentiality

45

SECTION 14.23.

Lender Advertising

46

SECTION 14.24.

USA PATRIOT ACT

46

i

SCHEDULES

Schedule A

—

Eligible Collateral

Schedule 2.01(a)

—

Loans

EXHIBITS

Exhibit A

—

Daily Funds Movement Report

Exhibit B

—

Form of Note

Exhibit C-1

—

Form of Opinion of Counsel to the Borrower

Exhibit C-2

—

Form of Opinion of General Counsel of Borrower

Exhibit D

—

Form of Officer’s Certificate

Exhibit E

Form of Required Collateral Surplus Deficiency Notice

-v-

SECURED CREDIT AGREEMENT

This Secured Credit Agreement, dated as of January 14, 2008 (the “Agreement”), by and among OPY CREDIT CORP., a corporation formed under the laws of the State of New York (the “Borrower”), CIBC INC., as lender (the “Lender”), and CANADIAN IMPERIAL BANK OF COMMERCE, as collateral agent for the Secured Creditors (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”).

RECITALS

WHEREAS, the Borrower has requested that the Lender make available to it the Commitment, on the terms and conditions set forth herein, to fund its senior debt trading platform, and to provide the working capital requirements of the Borrower in relation to such senior debt trading platform; and

WHEREAS, the Lender is willing to make Loans to the Borrower upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS; CERTAIN TERMS

SECTION 1.1.

Definitions.  As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Action” has the meaning ascribed to such term in Section 14.15.

“Adjusted Market Value” means, with respect to the Eligible Collateral, as of any date of determination, the product of the Market Value of the Eligible Collateral multiplied by the Advance Rate.

“Advance Rate” means 85%, or such other rate as may be agreed in writing from time to time by the Lender and the Borrower with respect to any Name, provided that if any variation in Advance Rate from 85% is agreed at any time, then solely for purposes of calculating the “Adjusted Market Value”, the “Advance Rate” shall be the weighted average advance rate on all the assets forming the Eligible Collateral (weighted by PAR Value of each item of Eligible Collateral).

“Affiliate”, as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person.  For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such specified Person, whether through the ownership of voting Securities or by contract or otherwise.

“Agent-Related Persons” means each of the Collateral Agent and its Affiliates, and the officers, directors, employees, counsel, agents, and attorneys-in-fact of the Collateral Agent and its Affiliates.

“Agreement” means this Secured Credit Agreement, together with all Exhibits and Schedules hereto, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Alternate Base Rate” at any time means the higher of (a) the rate which is 0.50% in excess of the Federal Funds Rate and (b) the Prime Rate.  Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the opening of business on the date of such change.

“Alternate Base Rate Loans” means Loans that bear interest at an interest rate based on the Alternate Base Rate.

“Applicable Law” means, in respect of any Person, all provisions of constitutions, laws, statutes, rules, regulations, treaties, directives, guidelines and orders of Governmental Authorities applicable to such Person, including zoning ordinances and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

“Applicable Margin” means, at any time with respect to a LIBOR Loan, 1.00%.

“Assignment and Acceptance” means an Assignment and Acceptance Agreement in the Lender’s customary form.

“Assignment Fees” means each of the assignment fees payable to Canadian Imperial Bank of Commerce or its affiliates in their respective capacities as administrative agents under the syndicated loan agreements, in the amount set forth in the relevant syndicated loan agreement.

“Availability Period” means the period from the Closing Date to the Maturity Date.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. §§ 101 et seq.), as amended from time to time, and any successor statute.

“Benefit Plan” means an employee pension benefit plan, excluding any Multiemployer Plan, which is subject to Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

“Borrower” has the meaning ascribed to such term in the introductory paragraph hereto.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of LIBOR Rate Loans, having the same Interest Accrual Period made by the Lender pursuant to Section 2.01(b).

“Business Day” means any day that is not a Saturday, a Sunday or a day on which commercial banks are required or permitted to be closed in the State of New York; provided that when used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term “Business Day” shall also exclude any day on which banks in London, England are not open for dealings in U.S. Dollar deposits in the London interbank market.

“Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

“Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries as lessee under Capitalized Leases as determined in accordance with GAAP.

“Capital Stock” means (a) with respect to any Person that is a corporation, any and all shares, options, warrants, interests, participations or other equivalents (however designated and whether or not voting) of or in a Person, including common stock, preferred stock or any other “equity security” and (b) with respect to any Person that is not a corporation, any and all partnership, limited liability company interests or other equity interests of such Person excluding, in the case of clauses (a) and (b) above, any debt security that is exchangeable for or convertible into such capital stock.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year after the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then from such other nationally recognized rating services reasonably acceptable to the Lender) and not listed in Credit Watch published by S&P; (c) commercial paper, other than commercial paper issued by the Borrower, maturing no more than two hundred seventy (270) days after the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-1 or P-1, respectively, from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then the comparable rating from such other nationally recognized rating services reasonably acceptable to the Lender); (d) domestic and Eurodollar certificates of deposit or time deposits or bankers’ acceptances maturing within one (1) year after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or Canada having combined capital and surplus of not less than $500,000,000 or by the Lender; (e) shares of money market or mutual funds that are required to have a net asset value of $1.00 per share with assets in excess of $250,000,000 and that invest exclusively in assets satisfying the requirements of clauses (a) through (e) of this definition; and (f) marketable direct debt issued or guaranteed by any corporation (other than debt issued by the Borrower), which at the time of acquisition, has one of the three highest ratings obtainable from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then from such other nationally recognized rating services acceptable to the Lender) maturing within one (1) year after the date of acquisition thereof; provided however, that to the extent that any of the foregoing is “margin stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States, as in effect from time to time, each such item shall be excluded from the definition of “Cash Equivalent.”

A “Change of Control” shall be deemed to occur if, collectively, the Permitted Holders fail to retain beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act), directly or indirectly, of a majority of the Voting Stock (as defined below) of the Borrower.  As used in this definition, “Voting Stock” means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right to so vote has been suspended by the happening of such a contingency.

“Closing Date” means the Business Day, on or before January 14, 2008, on which all of the conditions precedent set forth in Section 5.01 have been satisfied (or waived in accordance with the terms of this Agreement).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, in each case as in effect from time to time.  References to sections of the Code shall be construed also to refer to any successor sections.

“Collateral” has the meaning ascribed to such term in the Security Agreement, provided, that, notwithstanding anything herein or in the Security Agreement to the contrary, each party hereto agrees that no U.S. Broker Dealer Subsidiary as that term is used in that certain Subordinated Credit Agreement, dated as of January 14, 2008, by and among E.A. Viner International Co., as borrower, the other Persons parties thereto from time to time, the lenders party thereto from time to time, Canadian Imperial Bank of Commerce, as administrative agent, and CIBC World Markets Corp., as lead arranger, as amended from time to time, will be required to pledge any collateral or provide a  guaranty of any obligation of the Borrower hereunder.

“Collateral Agent” has the meaning ascribed to such term in the introductory paragraph hereto.

“Commercial Code” means the New York Uniform Commercial Code, as in effect from time to time.

“Commitment” means the obligation of the Lender to make a Loan pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth on Schedule 2.01(a) under the heading “Commitment”.

“Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness (“Primary Obligations”) of any other Person (the “Primary Obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, or (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof, provided, however, that the term “Contingent Obligation” shall not include any products warranties extended in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

“Control Agreement” means, with respect to the Pledged Account, an agreement, in form and substance reasonably satisfactory to the Collateral Agent, which effectively gives “control” (as defined in the UCC) to the Collateral Agent in such Pledged Account and all investment property or funds contained therein, as the case may be.

“Cure Time” means the time set forth in the following table:

If a Required Collateral Surplus Deficiency Notice shall have been given to the Borrower at any time prior to 12:00 noon Eastern Time on any Business Day:

and the amount of the Required Collateral Surplus Deficiency is an amount equal to or greater than (a) $2,000,000, or (b) 5% of the aggregate Market Value of the Eligible Collateral, then 12:00 noon Eastern Time on the next succeeding Business Day.

and the amount of the Required Collateral Surplus Deficiency is an amount less than (a) $2,000,000, and (b) 5% of the aggregate Market Value of the Eligible Collateral, then 12:00 noon Eastern Time on the third succeeding Business Day.

If Required Collateral Surplus Deficiency Notice shall have been given to the Borrower at any time after 12:00 noon Eastern Time on any Business Day:

and the amount of the Required Collateral Surplus Deficiency is an amount equal to or greater than (a) $2,000,000, or (b) 5% of the aggregate Market Value of the Eligible Collateral, then 12:00 noon Eastern Time on the second succeeding Business Day.

and the amount of the Required Collateral Surplus Deficiency is an amount less than (a) $2,000,000, and (b) 5% of the aggregate Market Value of the Eligible Collateral, then 12:00 noon Eastern Time on the fourth succeeding Business Day.

“Current Business” means, with respect the Borrower, the originating, arranging, syndicating and trading of commercial loans.

“Daily Funds Movement Report” means a report and certificate, signed by a Responsible Officer of the Borrower, and substantially in the form of Exhibit A.

“Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Dollar”, “Dollars” and the symbol “$” each means lawful money of the United States of America.

“Eligibility Criteria” shall have the meaning set forth on Schedule A.

“Eligibility Parameters” shall have the meaning set forth on Schedule A.

“Eligible Assignee” means (a) an Affiliate of the Lender domiciled in the United States of America, or (b) any other Person nominated by the Lender and, if no Event of Default has occurred and is continuing, consented to in writing by the Borrower (such consent not to be unreasonably withheld or delayed); provided, that, in the case of clauses (a) and (b) above, such Person is a “qualified purchaser” under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

“Eligible Collateral” means, on any date of determination, any obligation owned by the Borrower which meets the Eligibility Criteria, and, together with all other Eligible Collateral, meets the Eligibility Parameters.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder, in each case as in effect from time to time.  References to sections of ERISA shall be construed also to refer to any successor sections.

“ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a “controlled group” within the meaning of Sections 414(b), (c), (m) and (o) of the Code.

“ERISA Event” means (a) a Reportable Event with respect to any Benefit Plan, (b) the filing of a notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA), (c) the institution by the Pension Benefit Guaranty Corporation of proceedings to terminate a Benefit Plan or Multiemployer Plan, (d) the appointment of a trustee to administer any Benefit Plan under Section 4042 of ERISA, or (e) any event requiring the Borrower or any ERISA Affiliate to provide security to a Benefit Plan under Section 401(a)(29) of the Code.

“Eurodollar Reserve Percentage” means, for any day, the percentage, expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%, that is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in The City of New York.

“Event of Default” has the meaning ascribed to such term in Section 11.01.

“Federal Funds Rate” means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three Federal Funds brokers of recognized standing selected by the Lender in the exercise of its reasonable discretion.

“Federal Reserve Board” means the Board of the Federal Reserve System or any Governmental Authority succeeding to its functions.

“Fiscal Month” means each fiscal month of the Borrower consisting of a four (4) or five (5) week period.

“Fiscal Quarter” means the fiscal quarter of the Borrower ending on the last day of the Fiscal Month falling three (3), six (6), nine (9) and twelve (12) months after the end of the Fiscal Year.

“Fiscal Year” means the fiscal year of the Borrower ending on the last day of the last Fiscal Month of the Parent.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States, provided that, for the purpose of the financial amounts and the definitions used herein, “GAAP” shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the financial statements required to be delivered pursuant to Section 7.01 hereof.

“Governing Documents” means, (a) with respect to any corporation, (i) the articles/certificate of incorporation (or the equivalent organizational documents) of such corporation, (ii) the by-laws (or the equivalent governing documents) of the corporation and (iii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such corporation’s capital stock; and (b) with respect to any general partnership, (i) the partnership agreement (or the equivalent organizational documents) of such partnership and (ii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any of the partnership interests; (c) with respect to any limited partnership, (i) the partnership agreement (or the equivalent organizational documents) of such partnership, (ii) a certificate of limited partnership (or the equivalent organizational documents) and (iii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any of the partnership interests; (d) with respect to any limited liability company, (i) the certificate of limited liability (or equivalent filings) of such limited liability company, (ii) the operating agreement (or the equivalent organizational documents) of such limited liability company, and (iii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any of such company’s membership interests; and (e) with respect to any unlimited liability company, (i) the certificate of incorporation (or the equivalent organizational documents) of such unlimited liability company, (ii) the memorandum and articles of association (or the equivalent governing documents) of such unlimited liability company and (iii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such unlimited liability company’s Capital Stock.

“Governmental Authority” means any nation or government, any federal, state, provincial, city, town, municipal, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Highest Lawful Rate” has the meaning ascribed to such term in Section 4.01(c).

“Indebtedness” means, without duplication, with respect to any Person, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business irrespective of when paid); (c) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (d) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession or sale of such property; (e) all Capitalized Lease Obligations of such Person; (f) all obligations and liabilities of such Person as an account party, in respect of letters of credit, bankers’ acceptances and similar facilities; (g) all the aggregate mark-to-market exposure of such Person under hedging agreements; (h) all Contingent Obligations; and (i) all obligations referred to in clauses (a) through (h) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, provided that the amount of Indebtedness of others that constitutes Indebtedness solely by reason of this clause (i) shall not for purposes of this Agreement exceed the fair market value of the properties or assets subject to such Lien.  The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer that is required to be consolidated under GAAP to the extent such Person would be liable therefor under applicable law or any agreement or instrument by virtue of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person shall not be liable therefor.

“Indemnified Matters” has the meaning ascribed to such term in Section 14.18.

“Indemnitees” has the meaning ascribed to such term in Section 14.18.

“Interest Accrual Period” means, with respect to any LIBOR Rate Loan, the period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending one, two, three, six, or, if consented to by the Lender, nine months thereafter; and provided that the foregoing provisions are subject to the following:

(a)

if any Interest Accrual Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Accrual Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Accrual Period into another calendar month, in which event such Interest Accrual Period shall end on the immediately preceding Business Day;

(b)

any Interest Accrual Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Accrual Period) shall end on the last Business Day of the relevant calendar month;

(c)

any Interest Accrual Period in respect of any Loan that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

(d)

no more than twelve (12) LIBOR Rate Loans may be in effect at any time.  For purposes hereof, LIBOR Rate Loans with different LIBOR Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing LIBOR Periods to constitute a new LIBOR Rate Loan with a single LIBOR period.

“Interest Payment Date” means (a) with respect to (i) any Base Rate Loan, the last Business Day of each calendar month, commencing on the first such date to occur after the Closing Date; and (ii) any LIBOR Rate Loan, the last day of each Interest Accrual Period applicable to such Loan; provided, in the case of each Interest Accrual Period of longer than three months, “Interest Payment Date” shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Accrual Period, and (b) with respect to all Loans, the Maturity Date.

“Interest Rate” means interest at a rate equal to either, at the Borrower’s option, (a) LIBOR plus the Applicable Margin or (b) the Alternate Base Rate.

“Interest Rate Determination Date” means, for each Interest Accrual Period, the second Business Day immediately preceding the first day of such Interest Accrual Period.

“IRS” means the Internal Revenue Service or any successor federal tax Governmental Authority.

“Lender-Related Persons” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, and the officers, directors, employees, counsel, agents, and attorneys-in-fact of such Lender and such Lender’s Affiliates.

“Lender’s Payment Office” means the office of the Lender located at 300 Madison Avenue, 6th Floor, New York, New York  10017, or such other office as may be designated by the Lender from time to time.

“LIBOR” means, with respect to each Interest Accrual Period in respect of any LIBOR Rate Loan, the rate per annum determined by the Lender to be the offered rate for deposits in U.S. dollars for a period equal to the LIBOR Period for such Interest Accrual Period therefore appearing on the Reuters Screen LIBOR01 as of 11:00 a.m., London time, on the relevant Interest Rate Determination Date with respect to such Interest Accrual Period.  If for any reason, such rate is not available, then the LIBOR Rate for the relevant LIBOR Period for the purposes of this definition shall mean the rate per annum at which, as determined by Canadian Imperial Bank of Commerce and advised to the Lender, U.S. Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 a.m., London time, on the relevant Interest Rate Determination Date for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the relevant LIBOR Period.

“LIBOR Period” means with respect to each Loan, the period of one, two, three, six or, if available, nine months, as specified by the Borrower in the applicable Daily Funds Movement Report.

“LIBOR Rate” means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Lender pursuant to the following formula:  LIBOR/(1.00 – Eurodollar Reserve Percentage).

“LIBOR Rate Loans” means Loans which bear interest at a rate determined by reference to the LIBOR Rate.

“Lien” means any lien, security interest or other charge of any kind, or any other type of preferential arrangement intended to have the effect of a lien or security interest, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

“Loan Documents” means this Agreement, the Note, the Security Documents and all other agreements, instruments, and other documents executed and delivered by the Borrower hereto or thereto or otherwise evidencing or securing any Loan.

“Loan Exposure” means, with respect to the Lender, as of any date of determination, the outstanding principal amount of all Loans made by the Lender as of such date.

“Loans” has the meaning ascribed to such term in Section 2.01(a).

“LSTA Data Service” means the loan pricing service provided by the Loan Syndications and Trading Association.

“Market Price” means, with respect to any item of Eligible Collateral at any time, the price for such Eligible Collateral exclusive of accrued interest (expressed as a percentage, or the decimal equivalent thereof, and representing the premium over, or discount under, the PAR Value of such Eligible Collateral on such date) most recently assigned by the Lender in accordance with Section 8.08(b).

“Market Value” means on any date of determination with respect to any item of Eligible Collateral, the product of (a) the Market Price of such Eligible Collateral on such date, times (b) the PAR Value of such Eligible Collateral on such date.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, properties, assets or condition (financial or otherwise) of the Borrower taken as a whole, (b) the ability of the Borrower to perform its obligations hereunder or under any of the other Loan Documents or (c) the rights and remedies of the Collateral Agent or the Lender hereunder or under any other Loan Document.

“Maturity Date” means January 14, 2013.

“Moody’s” means Moody’s Investors Service and any successor thereto.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or its Subsidiaries or any of their ERISA Affiliates has contributed, or has been obligated to contribute, at any time during the preceding six years, or has liability.

“Name” means the borrower or other obligor on any senior loan which forms, or is proposed to form, part of the Eligible Collateral.

“Note” has the meaning ascribed to such term in Section 2.04(a).

“Obligations” means all Loans, advances, debts, liabilities, obligations, covenants and duties, owing by the Borrower to the Collateral Agent, the Lender, any Affiliate of the Lender, or any Person entitled to indemnification pursuant to Section 14.18 of this Agreement, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, interest rate contract, foreign exchange contract or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, but in all such circumstances only to the extent now existing or hereafter arising or however acquired, in each case arising under or in connection with this Agreement, the Note or any other Loan Document.  The term includes all interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), charges, expenses, fees, attorneys’ fees and disbursements and any other sum chargeable to the Borrower under this Agreement, the Note or any other Loan Document.

“Officer’s Certificate” has the meaning ascribed to such term in Section 7.01(d).

“Other Taxes” has the meaning ascribed to such term in Section 3.04(b).

“PAR Value” with respect to any item of Collateral on any date means, the original par value or face amount of such Collateral, minus the aggregate amount of all payments made in reduction of the principal amount of such Collateral pursuant to the governing terms thereof or otherwise, minus the amount of any principal declared to be payable on a fixed date for such Collateral which has not yet been paid.

“Parent” means Oppenheimer Holdings Inc., a corporation formed under the laws of Canada.

“Participant” has the meaning ascribed to such term in Section 14.10(e).

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. No. 107-56 (signed into law October 26, 2001).

“Permitted Encumbrances” means:

(a)

Liens imposed by law for unpaid utilities and taxes, assessments or governmental charges or levies that are not yet due or are being contested in a Permitted Protest; and

(b)

Liens securing the Obligations and/or created or permitted by the Security Documents or the Warehouse Agreement.

“Permitted Holder” means any member of the Lowenthal family or any entity directly or indirectly owned by any member of the Lowenthal family.

“Permitted Indebtedness” means:

(a)

Indebtedness of the Borrower under this Agreement (and any facility entered into in replacement hereof, in whole or in part, following exercise by the Lender of its rights under Section 2.06(b) hereof and while Obligations and/or the Commitment remains outstanding) and the Warehouse Agreement, and the other Loan Documents;

(b)

purchase money indebtedness and Capitalized Lease Obligations incurred after the Closing Date to acquire equipment or real property in the ordinary course of business; provided that (A) the aggregate amount of all such Indebtedness does not exceed $250,000 at any time outstanding, (B) the Indebtedness when incurred shall not be more than 100% of the lesser of the cost or fair market value as of the time of acquisition of the asset financed, (C) such Indebtedness is issued and any Liens securing such Indebtedness are created within 270 days after the acquisition of the asset financed and (D) no Lien securing such Indebtedness shall extend to or cover any property or asset other than the asset so financed;

(c)

Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument of the Borrower drawn against insufficient funds in the ordinary course of business, provided that the aggregate amount of all such Indebtedness does not exceed $250,000 at any time outstanding;

(d)

Indebtedness with respect to leases in respect of real property entered into by the Borrower in the ordinary course of business;

(e)

Indebtedness under performance bonds, surety bonds and letter of credit obligations to provide security for worker’s compensation claims, in each case, incurred in the ordinary course of business;

(f)

Contingent Obligations of the Borrower arising in the ordinary course of its Current Business pursuant to normal business practice, contract or applicable law, rule or regulation;

(g)

Contingent Obligations with respect to endorsements of checks and other negotiable instruments for deposit or collection;

(h)

to the extent constituting Contingent Obligations, indemnification obligations and other similar obligations of the Borrower in favor of directors, officers, employees, consultants or agents of the Borrower extended in the ordinary course of business; and

(i)

Indebtedness owed by the Borrower to the Parent or to Viner Finance Inc., to the extent the same is fully subordinated to the Obligations.

“Permitted Protest” means the right of a Person to protest any Lien (other than any such Lien that secures all or any portion of the Obligations) or taxes, provided that (a) a reserve with respect to such obligation is established, if required, by such Person in such amount as is required under GAAP and (b) any such protest is instituted promptly and prosecuted diligently and in good faith by such Person.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

“Plan” means any “employee benefit plan”, as defined in Section 3(3) of ERISA.

“Pledged Account” shall have the meaning set forth in the Security Agreement.

“Posted Cash” means, at any time, the amount of cash and Cash Equivalents on deposit in the Pledged Account at such time.

“Prime Rate” means the rate of interest per annum that Canadian Imperial Bank of Commerce announces from time to time as its prime lending rate, as in effect from time to time.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.  Canadian Imperial Bank of Commerce or the Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Register” has the meaning ascribed to such term in Section 14.10(d).

“Regulation T”, “Regulation U”, and “Regulation X” mean, respectively, Regulations T, U, and X of the Federal Reserve Board or any successor, as the same may be amended or supplemented from time to time.

“Reportable Event” means any of the events described in Section 4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days’ notice to the PBGC is waived under applicable regulations.

“Required Collateral Surplus Deficiency” means, at any time, the aggregate Adjusted Market Value of the Eligible Collateral, plus the aggregate amount of Posted Cash is less than the aggregate Loan Exposure on such day.

“Required Collateral Surplus Deficiency Notice” means a notice substantially in the form of Exhibit E hereto.

“Requirements of Law” means, as to any Person, the charter and by-laws or other organizational or Governing Documents of such Person, and any law, ordinance, rule, regulation, requirement, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Patriot Act, the Securities Act, the Securities Exchange Act, Regulations T, U and X, ERISA, the Internal Revenue Code, the Fair Labor Standards Act and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or environmental, labor, employment, occupational safety or health law, rule or regulation.

“Responsible Officer” means, the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of the Borrower, or, solely with respect to the Daily Funds Movement Report, any duly authorized officer of the Borrower.  Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower.

“Restricted Payments” means, with respect to any Person, (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of, partnership interest of or other equity interest of, such Person, now or hereafter outstanding, except a dividend or distribution payable solely in shares of that class of stock or in any junior class of stock to the holders of that class, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of, partnership interest of or other equity interest of, such Person now or hereafter outstanding, (c) any prepayment of principal of, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to any Indebtedness of the Borrower (other than Indebtedness hereunder), (d) any payment of funds out of the Pledged Account, or (e) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of, partnership interest of or other equity interest of, such Person now or hereafter outstanding.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

“Secured Creditors” has the meaning ascribed to such term in the Security Agreement.

“Securities” means any Capital Stock, shares, voting trust certificates, bonds, debentures, notes, loans or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include the Obligations.

“Securities Account” shall have the meaning provided in Section 8-501(a) of the UCC.

“Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended or any successor Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Securitization” means a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns of Securities which represent an interest in, or which are collateralized in whole or in part by, the Loans.

“Security Agreement” means the Pledge and Security Agreement, to be executed and delivered pursuant to this Agreement, between the Borrower and the Collateral Agent, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance therewith and herewith.

“Security Documents” means the Security Agreement, the UCC financing statements, the Control Agreement, and any other documents granting a Lien upon the Collateral as security for all or any part of the Obligations.

“Senior Officer” means, with respect to the Borrower, the Borrower’s president, chief executive officer, chief administrative officer, chief financial officer or chief accounting officer.

“Solvent” or “Solvency” any person means (i) the fair value of the property of such person exceeds its total liabilities (including, without limitation, contingent liabilities), (ii) the present fair saleable value of the assets of such person is not less than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured, (iii) such person does not intend to incur debts or liabilities beyond its ability to pay, as such debts and liabilities mature, and (iv) such person is not engaged, and is not about to engage, in business or a transaction for which its property would constitute an unreasonably small capital.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association or other entity (a) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (b) of which more than 50% of (i) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors of such corporation, (ii) the interest in the capital or profits of such partnership or limited liability company or (iii) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

“Taxes” has the meaning ascribed to such term in Section 3.04(a).

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a LIBOR Rate Loan.

“UCC” means the Uniform Commercial Code enacted in the State of New York, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Warehouse Agreement” means the Warehouse Facility Agreement, dated as of January 14, 2008, by and between the Borrower and Canadian Imperial Bank of Commerce, as amended from time to time.

SECTION 0.1.

Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

SECTION 0.2.

Accounting and Other Terms.  Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given to it under GAAP.  All terms used in this Agreement which are defined in Article 8 or Article 9 of the UCC and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 0.3.

Time References.  Unless otherwise indicated herein, all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York, New York on such day.  For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to the Lender, such period shall in any event consist of at least one full day.

ARTICLE I
THE FACILITY

SECTION 1.1.

Loans.

(a)

Loan Commitment.  Subject to the terms and conditions set forth herein, the Lender agrees to make loans (each such loan, a “Loan”) to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time, the amount of its Commitment.  Within the limits of the Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(a), prepay under Section 3.01, and reborrow under this Section 2.01(a).  Loans may be Base Rate Loans or LIBOR Rate Loans, as further provided herein.

(b)

Borrowings, Conversions and Continuations of Loans.  (1)  Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of LIBOR Rate Loans shall be made upon the Borrower’s irrevocable notice to the Lender, which shall be given in writing as provided herein.  Each such notice must be received by the Lender not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of LIBOR Rate Loans or of any conversion of LIBOR Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request LIBOR Rate Loans having an Interest Accrual Period of nine months in duration as provided in the definition of “Interest Accrual Period,” the applicable notice must be received by the Lender not later than 11:00 a.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Lender shall determine whether the requested Interest Accrual Period is acceptable to it.  Not later than 11:00 a.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Lender shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Accrual Period has been agreed to by it.  Each notice by the Borrower pursuant to this Section 2.02(b)(i) must be given by delivery to the Lender of the Daily Funds Movement Report, appropriately completed and signed by a Responsible Officer of the Borrower.  Each Daily Funds Movement Report that contemplates a Borrowing, conversion or continuation of one or more Loans, shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of LIBOR Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) wiring instructions for any funds to be credited to the Borrower, and (vi) if applicable, the duration of the Interest Accrual Period with respect thereto.  If the Borrower fails to specify a Type of Loan in a Daily Funds Movement Report that contemplates a Borrowing, conversion or continuation of one or more Loans, or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Accrual Period then in effect with respect to the applicable LIBOR Rate Loans.  If the Borrower requests a Borrowing of, conversion to, or continuation of LIBOR Rate Loans in any such Daily Funds Movement Report that contemplates a Borrowing, conversion or continuation of one or more Loans, but fails to specify an Interest Accrual Period, then the applicable Loans shall be made as, or converted to, Base Rate Loans.

(b)

Making the Loans.  Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, if such Borrowing is the initial Loan, Section 5.01), the Lender shall make such funds available to the Borrower either by wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Lender by the Borrower.

(c)

Continuations/Conversions Generally.  Except as otherwise provided herein, a LIBOR Rate Loan may be continued or converted only on the last day of an Interest Accrual Period for such LIBOR Rate Loan.  During the existence of a Default, no Loans may be requested as, converted to or continued as LIBOR Rate Loans without the consent of the Required Lenders.

(d)

Notification of Interest Rates.  The Lender shall promptly notify the Borrower of the interest rate applicable to any Interest Accrual Period for LIBOR Rate Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, the Lender shall notify the Borrower of any change in the prime rate used in determining the Base Rate promptly following the public announcement of such change.

SECTION 0.1.

Use of Proceeds.  Proceeds of the Loans may be utilized to (a) prepay or repay maturing Loans, and (b) to acquire or maintain Eligible Collateral.  Proceeds of Loans may not be utilized for any other purpose, including, without limitation, to acquire Cash Equivalents for use as Posted Cash.

SECTION 0.2.

Promise to Pay.  The Borrower agrees to pay the principal amount of the Loans on the dates and in the amounts set forth in Section 3.02 and further agrees to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the Note.

SECTION 0.3.

Note.

(a)

The Borrower’s obligation to pay the principal of, and interest on, the Loans made to the Borrower by the Lender shall be set forth on the Register maintained by the Lender and, subject to the provisions of Section 2.04(c), shall be evidenced by a promissory note substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (as the same may be amended, supplemented or otherwise modified from time to time, a “Note”).

(b)

The Note issued to the Lender shall (i) be executed by the Borrower, (ii) be payable to the Lender or its registered assigns and be dated the Closing Date, (iii) be in a stated maximum principal amount equal to the Commitment of the Lender on the date of the issuance thereof and be payable in the principal amount of the Loans evidenced thereby from time to time, (iv) mature on the Maturity Date, (v) bear interest as provided for herein and (vi) be entitled to the benefits of this Agreement and the other Loan Documents.

(c)

Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, the Note shall only be delivered to the Lender if it at any time specifically requests the delivery of a Note.  No failure of the Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security therefor provided pursuant to the Loan Documents.  At any time when the Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

SECTION 0.4.

Allocation of Proceeds of Collateral.  Notwithstanding any other provisions of this Agreement to the contrary, after the exercise of remedies by the Lender, the Collateral Agent or the Lender pursuant to Article XI (or after the Commitment shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Loan Documents shall automatically become due and payable in accordance with the terms hereof), all proceeds of Collateral shall be paid over or delivered to the Lender for distribution as follows:

FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) of the Collateral Agent in connection with enforcing the rights of the Collateral Agent under the Loan Documents, and to the payment of any fees owed to the Collateral Agent, in its capacity as such;

SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) of the Lender in connection with enforcing its rights under the Loan Documents with respect to the Borrower’s Obligations owing to the Lender;

THIRD, to the payment of all of the Borrower’s Obligations to the Lender consisting of accrued fees and interest;

FOURTH, to the payment of the outstanding principal amount of the Borrower’s Obligations under this Agreement and the other Loan Documents not repaid pursuant to clause “SECOND” above;

FIFTH, to all other of the Borrower’s Obligations under this Agreement and the other Loan Documents and other obligations to the Lender which shall have become due and payable under the Loans; and

SIXTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

SECTION 0.5.

Termination or Reduction of Commitments.  ii)  Optional by Borrower.  The Borrower may, upon notice to the Lender, terminate the Commitment, or from time to time permanently reduce the Commitment; provided that (i) any such notice shall be received by the Lender not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $2,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce Commitment if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate Loan Exposure would exceed the Commitment.

(c)

Optional by Lender.  The Lender may, upon notice to the Borrower, terminate the Commitment, or from time to time permanently reduce the Commitment; provided that any such notice shall be received by the Borrower not later than 4:00 p.m. the Business Day prior to the date of termination or reduction, provided further that the Lender shall, notwithstanding any such termination or reduction, but subject to the other terms of this Agreement, honor the financing of any trades that were (i) entered into accordance with the Loan Documents prior to the date of such termination or reduction, and (ii) which are due to be settled within the next three (3) Business Days.  The Borrower agrees to provide to the Lender upon request documentation reasonably satisfactory to the Lender to establish that one or more trades meets the conditions in (i) and (ii) of the preceding sentence.

ARTICLE I
PAYMENTS AND OTHER COMPENSATION

SECTION 1.1.

Voluntary Prepayments.  The Borrower may, as part of the delivery of a Daily Funds Movement Report to the Lender, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that such Daily Funds Movement Report that contemplates a prepayment of one or more Loans must be received by the Lender not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of LIBOR Rate Loans and (2) on the date of prepayment of Base Rate Loans.  Each such Daily Funds Movement Report that contemplates a prepayment of one or more Loans shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if LIBOR Rate Loans are to be prepaid, the Interest Accrual Period(s) of such Loans.  The Borrower shall make such prepayment and the payment amount specified in such Daily Funds Movement Report shall be due and payable on the date specified in accordance with Section 3.03.  Any prepayment of a LIBOR Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 4.03.

SECTION 1.2.

[RESERVED]

SECTION 1.3.

Payments.

(a)

General Provisions.  All payments to be made by the Borrower shall be made without set-off, counterclaim or other defense.  Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Lender at the Lender’s Payment Office, and shall be made in and in immediately available funds, no later than 2:00 p.m. (New York City time), on the dates specified herein.  Any payment received by the Lender later than 2:00 p.m. (New York City time) on any Business Day shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

(b)

Payments on Non-Business Days.  Whenever any payment to be made by the Borrower hereunder or under the Notes is stated to be due on a day which is not a Business Day, the payment shall instead be due on the next succeeding Business Day (unless such succeeding Business Day would be in the subsequent calendar month, in which case such payment shall be made on the immediately preceding Business Day).

SECTION 1.4.

Taxes.

(a)

Payment of Taxes.  Except as set forth below, any and all payments by the Borrower hereunder, under the Note or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings imposed by any Governmental Authority, excluding, in the case of the Collateral Agent, each Participant and each Lender, respectively, any taxes imposed by (i) the United States except United States federal gross income withholding taxes imposed as a result of a change in applicable law occurring after the date that such Collateral Agent, Participant and each Lender became party to this Agreement, or (ii) a Governmental Authority as a result of a connection or former connection (other than merely being a party to any Loan Documents, participating in the transactions contemplated therein, or enforcing rights thereunder) between a Collateral Agent, such Participant or such Lender and the jurisdiction imposing such tax, including any connection arising from a Collateral Agent, such Participant or such Lender being a citizen, domiciliary, or resident of such jurisdiction, being organized in such jurisdiction, or having a permanent establishment or fixed place of business therein (all such non-excluded taxes, levies, imposts, deductions, charges and withholdings being hereinafter referred to as “Taxes”).  If the Borrower shall be required by law to withhold or deduct any Taxes from or in respect of any sum payable hereunder, under the Note or under any other Loan Document to any Lender or Collateral Agent, (x) such sum payable shall be increased by an additional amount so that after making all required withholdings or deductions (including withholdings or deductions applicable to additional amounts payable under this Section 3.04(a)) such Lender or Collateral Agent receives an amount equal to the sum it would have received had no such withholdings or deductions been made, (y) the Borrower shall make such withholdings or deductions, and (z) the Borrower shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with applicable law.  Notwithstanding the foregoing, the Borrower shall not be required to pay any such additional amounts to a Collateral Agent or any Lender with respect to any Taxes or Other Taxes to the extent such Taxes or Other Taxes (i) are attributable to the Lender’s failure to comply with the requirements of Section 3.04(e) or Section 3.04(f), or (ii) in the case of an assignment (including under Section 14.10), participation, acquisition or designation of a new applicable lending officer by a Lender or a Collateral Agent, are United States federal withholding taxes imposed on amounts payable to such Lender or Collateral Agent at the time such Lender or Collateral Agent becomes a party to this Agreement, except to the extent that such Lender’s or Collateral Agent’s assignor was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Tax pursuant to paragraph, or (iii) result from a change affecting the Lender or Collateral Agent at a time after the Lender or Collateral Agent has become a Lender or Collateral Agent, respectively, other than a change in applicable law or regulation or the introduction of any law or regulation or a change in interpretation or administration of any law.

(b)

Other Taxes.  In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from and which relate directly to the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Note or any other Loan Document and all interest and penalties related thereto other than excluded from Taxes pursuant to Section 3.04(a) (hereinafter referred to as “Other Taxes”).

(c)

Indemnification.  The Borrower will indemnify the Lender if it has complied with the requirements of Section 3.04(e) or Section 3.04(f), against, and reimburse, within twenty (20) days of a receipt of written demand therefor, for the full amount of all Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable to the Lender under this Section 3.04(c)) incurred or paid by the Lender, or any Affiliate of the Lender on or with respect to any payment by or on account of any obligation of the Borrower hereunder, and any penalties, interest, and reasonable out-of-pocket expenses paid to third parties arising therefrom or with respect thereto.  For the avoidance of doubt, the Borrower shall not be required to indemnify a Lender or Collateral Agent pursuant to this Section 3.04(c) with respect to any Taxes in respect of which the Borrower would not be required to pay any additional amount pursuant to Section 3.04(a) if such Taxes were withheld or deducted by the Borrower.  A certificate as to any amount payable to any Person under this Section 3.04 submitted by such Person to the Borrower shall, absent manifest error, be final, conclusive and binding upon all parties hereto.

(d)

Receipts.  Within thirty (30) days after a request from the Lender (or the Collateral Agent on behalf of such Lender), the Borrower will furnish to the Lender (or the Collateral Agent on behalf of such Lender)the original or a certified copy of a receipt, if available, or other reasonably available documentation reasonably satisfactory to the Lender (or the Collateral Agent on behalf of such Lender) evidencing payment of such Taxes or Other Taxes (including in respect of payments of additional amounts) required to be paid by the Borrower pursuant to this Section 3.04.  The Borrower will furnish to the Lender (or the Collateral Agent on behalf of such Lender) upon the Lender’s request an Officer’s Certificate stating that all Taxes and Other Taxes of which it is aware that are due have been paid and that no additional Taxes or Other Taxes of which it is aware are due.

(e)

Nonresident Certifications.  (2) If a Lender or Collateral Agent is not a United States Person (as defined in Section 7701(a)(30) of the Code) (a “Non-U.S. Lender”) it shall deliver to the Borrower on or prior to the Closing Date, or, in the case of a Person that becomes a Lender (including pursuant to Section 14.10 hereof), on or prior to the date on which such Person becomes a Lender (including pursuant to Section 14.10 hereof) a true and accurate IRS Form W-8BEN, W-8IMY (with the necessary attachments), W-8EXP, W-8ECI or any subsequent version thereof or successors thereto and such other documentation prescribed by applicable law executed in duplicate by a duly authorized officer of such Lender to the effect that such Lender is eligible as of such date to receive payments hereunder and under the Note free and clear or at a reduced rate of United States federal withholding tax or, in the case of a Person that becomes a Lender (including pursuant to Section 14.10 hereof), that such Lender is subject to United States federal withholding tax at a rate not in excess of the rate to which the assignor was subject as a result of a change in law, as described in Section 3.04(e)(ii)(B).  A Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 3.04(e) that it is not legally able to deliver.

(iii)

Each Non-U.S. Lender further agrees to deliver to the Borrower (or the Collateral Agent on behalf of the Borrower) from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Borrower pursuant to this Section 3.04(e) (including upon the expiration, obsolescence or invalidity of such form, upon the designation of a new lending office and at such other times as may be necessary in the determination of the Borrower (each in the reasonable exercise of its discretion)).  Each certificate required to be delivered pursuant to this Section 3.04(e)(ii) shall certify as to one of the following:

(A)

that such Lender can receive payments hereunder and under the Note free and clear or at a reduced rate of United States federal withholding tax (in which case the certificate shall be accompanied by two duly completed copies of IRS Form W-8BEN, W-8IMY (with the necessary attachments), W-8EXP or W-8ECI, as applicable (or any successor form));

(B)

that such Lender is no longer capable of receiving payments hereunder or under the Note free and clear or at a reduced rate of United States federal withholding tax by reason of a change in law (including the Code or any applicable tax treaty) after the Closing Date, or, in the case of a Person that becomes a Lender (including pursuant to Section 14.10 hereof) after the date on which such Lender became a Lender (including pursuant to Section 14.10 hereof); or

(C)

that the Lender is not capable of receiving payments hereunder free and clear or at a reduced rate of United States federal withholding tax other than by reason of a change in law (including the Code or applicable tax treaty) after the Closing Date, or, in the case of a Person that becomes a Lender (including pursuant to Section 14.10 hereof) after the date on which such Lender became a Lender (including pursuant to Section 14.10 hereof).

(c)

Resident Certifications.  If a Lender or Collateral Agent is a United States Person (as defined in Section 7701(a)(30) of the Code) it shall deliver to the Borrower on or prior to the Closing Date, or, in the case of a Lender (or Collateral Agent) that becomes a Lender (or Collateral Agent) (including pursuant to Section 14.10 hereof) on or prior to the date on which such Lender (or Collateral Agent) became a Lender (or Collateral Agent) (including pursuant to Section 14.10 hereof) two original copies of IRS Form W-9 (or any successor forms), properly completed and duly executed by such Lender (or Collateral Agent), and such other documentation reasonably requested by the Borrower.

(d)

Refunds and Tax Benefits.  If a Lender (or Collateral Agent) becomes aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to Section 3.04(a), it shall make reasonable efforts to timely claim to such Governmental Authority for such refund at the Borrower’s expense.  If a Lender (or Collateral Agent) actually receives a payment of a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Tax or Other Tax as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to Section 3.04(a), it shall within 30 days from the date of such receipt pay over the amount of such refund to the Borrower, net of all reasonable out-of-pocket expenses of such Lender (or Collateral Agent) and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of such Lender (or Collateral Agent), agrees to repay the amount paid over to the Borrower (plus penalties, interest or other reasonable charges) to such Lender or Collateral Agent in the event the Lender is required to repay such refund to such Governmental Authority.

ARTICLE I
INTEREST

SECTION 1.1.

Interest on the Loans and Other Obligations.

(a)

Interest on Loans.  The Borrower agrees to pay interest on the unpaid principal amount of each Loan on each Interest Payment Date from the date of such Loan until such Loan is repaid in full at a rate equal to the Interest Rate for such Loan.  The Borrower shall pay accrued interest on the Loans in cash on each Interest Payment Date.  All computations of interest hereunder shall be made on the actual number of days elapsed over a year of, with respect to LIBOR Rate Loans, 360 days or, with respect to Alternate Base Rate Loans only, 365/366 days.

(b)

Default Interest.  So long as any Event of Default shall be continuing, the rate of interest applicable to the Loans then outstanding or due and owing and any other amount bearing interest hereunder shall each be increased by 2% per annum above the Interest Rate otherwise applicable to the applicable Loans.

(c)

Maximum Interest.  Notwithstanding anything to the contrary set forth in this Section 4.01(c), if at any time until payment in full of the Loans, the interest rate payable on any Loans exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall deem applicable hereto (the “Highest Lawful Rate”), then in such event and so long as the Highest Lawful Rate would be so exceeded, the rate of interest payable on such Loans shall be equal to the Highest Lawful Rate.  Thereafter, the interest rate payable on such Loans shall be the applicable interest rate pursuant to paragraphs (a) and (b) above unless and until such rate again exceeds the Highest Lawful Rate, in which event this paragraph shall again apply.  In no event shall the total interest received by the Lender for any Loans pursuant to the terms hereof exceed the amount which it could lawfully have received for such Loans had the interest due hereunder for such Loans been calculated for the full term thereof at the Highest Lawful Rate.  Interest on the Highest Lawful Rate shall be calculated at a daily rate equal to the Highest Lawful Rate divided by the number of days in the year in which such calculation is made.  In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 4.01(c), shall make a determination that the Lender has received interest hereunder or under any of the Loan Documents in excess of the Highest Lawful Rate, the Lender shall, to the extent permitted by Applicable Law, promptly apply such excess first to any interest due or accrued and not yet paid under the Loans, then to the outstanding principal of the Loans, then to other unpaid Obligations and thereafter shall refund any excess to the Borrower or as a court of competent jurisdiction may otherwise order.

SECTION 1.2.

[RESERVED]

SECTION 1.3.

Break Funding Payments.  In the event of the payment of any principal of any LIBOR Rate Loan other than on the last day of the Interest Accrual Period applicable thereto (including as a result of an Event of Default), or the failure to borrow or prepay any Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate the Lender for the loss, cost and expense (excluding in any event any Applicable Margin or other lost profit) attributable to such event.  A certificate of the Lender setting forth any amount or amounts that the Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay the Lender the amount shown as due on any such certificate within five (5) days after receipt thereof.

SECTION 1.4.

Change in Law; Illegality.

(a)

If the adoption or implementation of, or any change in (or the interpretation, administration or application of) any Applicable Law shall, in each case after the date hereof, (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Lender (except any such reserve requirement reflected in the LIBOR Rate) or (ii) impose on the Lender or the London interbank market any other condition affecting this Agreement or LIBOR Rate Loans made by the Lender; the result of any of the foregoing shall be to increase the cost to the Lender of maintaining any LIBOR Rate Loan or to reduce the amount of any sum received or receivable by the Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to the Lender such additional amount or amounts as will compensate the Lender for such additional costs incurred to the extent that the Lender reasonably determines that such increase in cost be allocable to the existence of the Lender’s LIBOR Rate Loans.

(b)

If the Lender reasonably determines that the introduction of or any change in any Applicable Law regarding capital requirements, in each case after the date hereof, has or would have the effect of reducing the rate of return on the Lender’s capital as a consequence of this Agreement or the Loans made by the Lender to a level below that which the Lender could have achieved but for such change in the Applicable Law (taking into consideration the Lender’s policies with respect to capital adequacy), then from time to time the Borrower will pay to the Lender such additional amount or amounts as will compensate the Lender for any such reduction suffered to the extent that the Lender reasonably determines that such additional amounts are allocable to the existence of the Lender’s Loans.

(c)

A certificate of the Lender setting forth in reasonable detail the amount or amounts necessary to compensate the Lender as specified in paragraph (a) or (b) of this Section 4.04 shall be delivered to the Borrower and shall be binding and conclusive for all purposes, so long as it reflects the basis for the calculation of the amounts set forth therein and does not contain any manifest error.  The Borrower shall pay the Lender the amount shown as due on any such certificate within ten days after receipt thereof.  Notwithstanding the foregoing, (i) the Lender shall take such actions (including changing the office of location of the funding of the Loans) that the Borrower may reasonably request in order to reduce the amounts payable under Sections 4.04(a) or (b), provided that the Borrower shall reimburse the Lender for any costs incurred by the Lender in doing so to the extent that the Lender reasonably determines that such costs are allocable to the Borrower with respect to the existent of the Lender’s Loans or commitment to lend hereunder and provided further that the Lender shall only be required to take such actions if it determines in good faith that such actions would not be disadvantageous to it, and (ii) the Borrower shall not be required to compensate the Lender under Sections 4.04(a) and (b) for any costs or additional amounts arising more than 180 days prior to the date that the Lender notifies the Borrower of the event giving rise to such costs and amounts of the Lender’s intention to claim compensation therefor and, if the event giving rise to such increased costs and amounts is retroactive, then the 180-day period referred to in this clause (ii) shall be extended to include the period of retroactive effect therefor.

(d)

Notwithstanding anything to the contrary contained herein, if the adoption or implementation of, or any change in, any Applicable Law shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for the Lender to agree to make or to continue to fund or maintain any LIBOR Rate Loan, then, unless the Lender is able to make or to continue to fund or to maintain such LIBOR Rate Loan at another branch or office of the Lender without, in the Lender’s opinion, adversely affecting it or its LIBOR Rate Loans or the income obtained therefrom, on notice thereof and demand therefor by the Lender to the Borrower, (i) the obligation of the Lender to make, to continue to fund or maintain LIBOR Rate Loans shall terminate and (ii) the Borrower shall, on the next Daily Funds Movement Report, request that all outstanding LIBOR Rate Loans owing by the Borrower to the Lender be converted to Base Rate Loans.  Interest accrued thereon shall be paid on the date of conversion, together with any amounts due pursuant to Section 4.03, but no premium or penalty shall be payable.

ARTICLE II
CONDITIONS TO LOANS

SECTION 2.1.

Conditions Precedent to the Initial Loans.  The obligation of the Lender to make the initial Loans requested to be made by it on or after the Closing Date, shall be subject to the satisfaction, or waiver by the Lender, of all of the following conditions precedent:

(a)

Authority.  The Lender shall have received certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the authorization for the execution, delivery and performance of each Loan Document by the Borrower and for the consummation of the transactions contemplated thereby.  All certificates shall state that the resolutions or other information referred to in such certificates have not been amended, modified, revoked or rescinded as of the Closing Date.

(b)

Loan Documents.  The Lender shall have received, on the Closing Date, counterparts of each of the following documents duly executed and delivered by each party thereto, and in full force and effect and reasonably satisfactory to the Lender:

(i)

this Agreement;

(ii)

the Note;

(iii)

the Security Documents;

(iv)

such corporate resolutions, certificates and other documents as the Lender reasonably requests; and

(v)

each other Loan Document, in each case duly executed and delivered by the parties thereto and dated no later than the Closing Date, except for those Loan Documents that are dated prior to the Closing Date and have been delivered prior to the Closing Date to the Lender by the Borrower.

(c)

Capital Stock; Perfection of Liens.  All of the Capital Stock of the Borrower shall be indirectly wholly owned by the Parent.  The Collateral Agent, on behalf of the Secured Creditors, shall have a perfected first priority lien and security interest in the Collateral subject to any Permitted Encumbrances; all filings, recordations and searches necessary or desirable in connection with such liens and security interests shall have been duly made or arranged for; and all filing and recording fees and taxes shall have been duly paid.

(d)

No Material Adverse Effect.  There shall not have occurred any event, circumstance, change or condition which could reasonably be expected to have a Material Adverse Effect.

(e)

Consents, Etc.  The Borrower shall have received all material consents and authorizations required to be obtained, and shall have obtained all material Permits of, or approvals from, and effected all notices to and filings with, any Governmental Authority as may be necessary to allow the Borrower lawfully (A) to execute, deliver and perform, in all material respects, its obligations under the Loan Documents and each other agreement or instrument to be executed and delivered by it pursuant thereto or in connection therewith, (B) consummate the transactions contemplated hereunder and under the other Loan Documents and (C) create and perfect the Liens on the Collateral to be owned by it to the extent, in the manner and for the purpose contemplated by the Loan Documents.  The Borrower shall have received all shareholder, Governmental and material third-party consents and approvals necessary in connection with the transactions contemplated by the Loan Documents, and any applicable waiting period shall have expired without any action being taken by any Governmental Authority that could restrain, prevent or impose any material adverse conditions on the Borrower or such transactions or that could seek to restrain or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Lender could have such effect.

(f)

Solvency.  Immediately prior to the incurrence of the initial Loans on or after the Closing Date, and after giving effect to such Loans, and use of the proceeds of the Loans, the Borrower shall be Solvent and the Lender shall have received a solvency certificate from the chief financial officer of the Borrower, on behalf of the Borrower (and not in such officer’s individual capacity), dated the Closing Date, in a form reasonably satisfactory to the Lender.

(g)

Opinions of Borrower’s Counsel.  The Lender shall have received (i) the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Borrower, in substantially the form of Exhibit C-1, and (ii) the opinion of Dennis McNamara, General Counsel of the Borrower, in substantially the form of Exhibit C-2.

(h)

Good Standing Certificates.  The Lender shall have received, on the Closing Date, governmental certificates, dated the most recent practicable date prior to the Closing Date, showing that the Borrower is organized and in good standing in the jurisdiction of its organization, and is qualified as a foreign corporation and in good standing in all other jurisdictions in which it is qualified to transact business except where the failure to so qualify could not reasonably be expected to have Material Adverse Effect.

(i)

Organizational Documents.  The Lender shall have received, on the Closing Date, a copy of the certificate of incorporation or certificate of formation, as applicable, and all amendments thereto of the Borrower, certified as of a recent date by the appropriate government official of the jurisdiction of its organization, and copies of the Borrower’s by-laws or limited liability company agreement, as applicable, certified by the Secretary, Assistant Secretary or managing member, as applicable, of the Borrower as true and correct as of the Closing Date.

(j)

Certificates.  The Lender shall have received, on the Closing Date:

(i)

certificates of the Secretary, Assistant Secretary or managing member of the Borrower, dated the Closing Date, as to the incumbency and signatures of its officers executing this Agreement and each other Loan Document and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary, Assistant Secretary or managing member.

(ii)

The Lender shall have received, on the Closing Date, the certificate of a Senior Officer of the Borrower, dated the Closing Date, stating that to the knowledge of such officer and on behalf of the Borrower (not in such officer’s individual capacity) all of the representations and warranties of the Borrower contained herein or in any of the other Loan Documents are true and correct in all material respects on and as of the Closing Date as if made on such date, that no breach of any covenant contained in Articles VIII or IX has occurred or would result from the Closing hereunder and that all of the conditions set forth in this Section 5.01(j)(ii) have been satisfied on such date (or shall, to the extent permitted therein, be satisfied substantially simultaneously with the incurrence of the initial Loans on or after the Closing Date).

(k)

Representations and Warranties.  As of the Closing Date, all of the representations and warranties of the Borrower contained in Article VI and in the other Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(l)

No Defaults.  As of the Closing Date, no Event of Default or Default shall have occurred and be continuing or would result from the execution and delivery of, or the performance under, the Loan Documents, or making the requested Loan or the application of the proceeds therefrom.

SECTION 2.2.

Conditions Precedent to all Loans.  The obligation of the Lender to honor any Daily Funds Movement Report that contemplates a Borrowing is subject to the following conditions precedent:

(a)

All of the representations and warranties of the Borrower contained in Article VI and in the other Loan Documents, shall be true and correct on in all material respects and as of the date of such Loan, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date,

(b)

No Default or Event of Default shall have occurred or be continuing, or would occur or continue as a result from such proposed Loan or from the application of the proceeds thereof,

(c)

No Required Collateral Surplus Deficiency shall have occurred and be continuing, or would occur or continue as a result from such proposed Loan or from the application of the proceeds thereof, and

(d)

The Lender shall have received a Daily Funds Movement Report in accordance with the requirements hereof.

Each Daily Funds Movement Report that contemplates a Borrowing submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a) through (c) have been satisfied on and as of the date of the applicable Loan.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.

Representations and Warranties.  In order to induce the Lender to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants as follows:

(a)

Organization, Good Standing, Etc.  The Borrower (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, to make the borrowings hereunder, to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) except where failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary for its business as currently conducted.

(b)

Authorization, Etc.  The execution, delivery and performance by the Borrower of each Loan Document and the transactions contemplated thereunder, (i) have been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, (ii) do not and will not contravene its Governing Documents, (iii) do not and will not violate any Requirements of Law or any Material Contract of the Borrower binding on or otherwise affecting it or any of its properties except where failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (iv) do not and will not result in or require the creation of any Lien (other than Permitted Encumbrances or pursuant to any Loan Document) upon or with respect to any of its properties.  The Borrower has the requisite corporate, limited liability company or partnership power and authority, as applicable, to execute, deliver and perform each of the Loan Documents to which it is a party.

(c)

Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority that has not been obtained is required in connection with the due execution, delivery and performance by the Borrower of each Loan Document.

(d)

Enforceability of Loan Documents.  Each of the Loan Documents has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(e)

Subsidiaries.  The Borrower has no Subsidiaries.

(f)

ERISA.  Neither the Borrower nor any ERISA Affiliate has (i) any “accumulated funding deficiency” (within the meaning of Section 412 of the Code and Section 302 of ERISA), whether or not waived, with respect to any Benefit Plan, (ii) failed to make any contribution or payment to any Benefit Plan which has resulted, or could reasonably be expected to result, in the imposition of a Lien or the posting of a bond or other security under Section 302(f) of ERISA or Section 401(a)(29) of the Code, (iii) incurred, or is reasonably likely to incur, any material liability under Title IV of ERISA (other than a liability to the PBGC for premiums under Section 4007 of ERISA) or (iv) violated any provision of ERISA that individually or in the aggregate can reasonably by expected to result in a material liability to the Borrower and its Subsidiaries taken as a whole.  Neither the Borrower nor any ERISA Affiliate is obligated to contribute to a Multiemployer Plan.

(g)

Taxes, Etc.  All Federal, state, provincial and material local tax returns and other material reports required by Applicable Law to be filed by the Borrower have been filed, or extensions have been obtained, except to the extent subject to a Permitted Protest, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon the Borrower and upon its properties, assets, income, businesses and franchises that are due and payable have been paid when due and payable; provided, however, that such taxes, assessments or governmental charges referred to above need not be paid to the extent such taxes, assessments or governmental charges are being contested pursuant to a Permitted Protest or, in the aggregate, do not exceed $250,000 at any time.

(h)

Margin Regulations.  No proceeds of any Loan will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System of the United States, as in effect from time to time.  None of the Collateral is “margin stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States, as in effect from time to time.

(i)

Solvency.  The Borrower is and, after giving effect to each of the transactions contemplated by the Loan Documents, the Borrower will be, solvent.

(j)

Investment Company Act.  The Borrower is not subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act.

(k)

Security Interests.  Each Security Document creates in favor of the Collateral Agent a legal, valid and enforceable security interest in the Collateral purported to be secured thereby.  Upon the filing of the UCC-1 financing statements, such security interests in and Liens on the Collateral granted thereby shall be perfected security interests, in each case to the extent a Lien thereon can be perfected by filing pursuant to the UCC, and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than (i) the filing of continuation statements or financing change statements in accordance with Applicable Law, and (ii) additional filings if the Borrower changes its name, identity or organizational structure or the jurisdiction in which the Borrower is organized.

ARTICLE IV
REPORTING COVENANTS

The Borrower covenants and agrees that, from and after the date hereof (except as otherwise provided herein, or unless the Lender has given its prior written consent) until all amounts owing hereunder or under any Security Document or in connection herewith or therewith have been paid in full, that:

SECTION 4.1.

Financial Statements, Collateral Reporting.  The Borrower (i) shall keep proper books of record and account, in which true and correct entries shall be made of all material financial transactions and the assets and business of the Borrower, and (ii) shall maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and each of the financial statements described below shall be prepared from such system and records.  The Borrower shall deliver or cause to be delivered to the Lender:

(a)

Quarterly Reports, Form 8-Ks.  As soon as available, but in any event within forty-five (45) days after the end of each Fiscal Quarter in each Fiscal Year (excluding the last Fiscal Quarter of each Fiscal Year), (i) the unaudited balance sheet of the Borrower as at the end of such period (together with, if compiled in the ordinary course of business, the related unaudited income statement and statement of cash flows), (ii) a certificate of a Responsible Officer of the Borrower stating that such unaudited financial information fairly presents, in all material respects, the balance sheet position (or financial position, if the income statement and statement of cash flows are provided) of the Borrower as at the dates indicated, such financial statement(s) in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes and (iii) a copy of each Form 10-Q (together with all exhibits) filed by the Parent with the SEC.  Promptly following the filing thereof with the SEC, the Borrower shall provide to the Lender a copy of each Form 8-K (together with all exhibits) filed by the Parent with the SEC.

(b)

Annual Report.  As soon as available, but in any event within one hundred twenty (120) days after the end of each Fiscal Year, (i) the unaudited consolidating balance sheet of the Borrower as of the end of such Fiscal Year as used in the Parent’s consolidated balance sheet as of the end of such Fiscal Year (together with, if compiled in the ordinary course of business, the related unaudited consolidating income statement and consolidating statement of cash flows as used in the Parent’s consolidated income statement and consolidated statement of cash flows as of the end of such Fiscal Year), and (ii) a copy of each Form 10-K, and each Proxy Statement (together with all exhibits) filed by the Parent with the SEC.

(c)

Officer’s Certificate; Etc.  Together with each delivery of any financial statement pursuant to subsections (a) and (b) of this Section 7.01 (other than those of the Parent), an Officer’s Certificate substantially in the form of Exhibit D attached hereto and made a part hereof, stating that a Responsible Officer signatory thereto has reviewed the terms of the Loan Documents, and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and financial condition of the Borrower during the accounting period covered by such financial statements, that such review has not disclosed the existence during or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such Officer’s Certificate, of any condition or event which constitutes an Event of Default or a continuing Default, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and propose to take with respect thereto (the “Officer’s Certificate”).

(d)

Daily Funds Movement Reports.  By no later than 10:30 a.m. Eastern Time on each Business Day, the Borrower shall deliver to the Lender a Daily Funds Movement Report substantially in the form of Exhibit A attached hereto and made a part hereof, signed by the Borrower’s chief financial officer or controller, setting forth (i) the Borrower’s estimate of the Market Value of the Eligible Collateral using the LSTA Data Service, (ii) the amount of Posted Collateral, and (iii) the aggregate Loan Exposure, in each case as of the close of business on the preceding Business Day, together with calculations (with such specificity as the Lender may reasonably request) demonstrating that as of the close of business on the preceding Business Day of (after giving effect to all acquisitions and dispositions of Collateral permitted under the Loan Documents, and the making, prepayment or repayment of Loans made hereunder on such Business Day), no Required Collateral Surplus Deficiency existed.

SECTION 4.2.

Other Information and Event Reporting.

(a)

Underlying Collateral Reporting.  Not later than five Business Days after receipt thereof by the Borrower, it shall provide to the Lender copies of all notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any document relating to the Collateral or any instrument, indenture, loan or credit or similar agreement relating to the Collateral, and, from time to time upon request by the Lender, such information and reports regarding any document relating to the Collateral or any instrument, indenture, loan or credit or similar agreement relating to the Collateral as the Lender may reasonably request.

(b)

ERISA.  Promptly upon becoming aware thereof, it shall provide to the Lender written notice of the occurrence of any ERISA Event.

SECTION 4.3.

Defaults, Events of Default, Collateral Deficiencies.

(a)

Promptly upon any Responsible Officer obtaining knowledge (i) of any condition or event which constitutes an Event of Default or Default, the Borrower shall deliver to the Lender an Officer’s Certificate specifying (A) the nature and period of existence of any such claimed default, Event of Default, Default, condition or event, (B) the notice given or action taken by such Person in connection therewith and (C) what action the Borrower has taken, is and proposes to take with respect thereto.

(b)

Promptly (and in any event by 10:30 am Eastern Time on the next Business Day) upon any Responsible Officer obtaining knowledge of any Required Collateral Surplus Deficiency, the Borrower shall deliver to the Lender an Officer’s Certificate specifying (A) the nature and period of existence of such deficiency, (B) the action taken by the Borrower in connection therewith and (C) what further action the Borrower is taking or proposes to take with respect thereto.

ARTICLE V
AFFIRMATIVE COVENANTS

The Borrower covenants and agrees, from and after the date hereof (except as otherwise provided herein, or unless the Lender has given its prior written consent) until all amounts owing hereunder or under any Security Document or in connection herewith or therewith have been paid in full, that:

SECTION 5.1.

Compliance with Laws.  The Borrower shall comply with all Requirements of Law (including with respect to the licenses, approvals, certificates, permits, franchises, notices, registrations and other governmental authorizations necessary to the ownership of its respective properties or to the conduct of its respective business, antitrust laws or laws with respect to social security and pension funds obligations) except, in each case, where the failures to do so, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.2.

Payment of Taxes and Claims.  The Borrower shall pay (a) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property, and (b) all claims (including claims for labor, services, materials and supplies) for sums material in the aggregate to the Borrower which have become due and payable and which by law have or may become a Lien upon any of the Borrower’s properties or assets, in each case prior to the time when any penalty or fine will be incurred by the Borrower with respect thereto, except for (i) such taxes, assessments, other governmental charges and claims that are being contested in a Permitted Protest or (ii) to the extent that the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 5.3.

Conduct of Business and Preservation of Corporate Existence.  The Borrower shall (a) continue to engage in its Current Business, and (b) preserve and maintain its corporate existence, rights (charter and statutory), licenses, consents, permits, notices or approvals and franchises deemed material to its business; provided that the Borrower shall not be required to preserve any right or franchise if (i) the Borrower shall determine in good faith that the preservation thereof is no longer necessary, and (ii) that the loss thereof could not reasonably be expected to have a Material Adverse Effect, and provided further that this Section 8.03 shall not prohibit any merger, consolidation, liquidation or dissolution otherwise permitted by Section 9.03 or any sale, transfer or other Disposition permitted under Section 9.04.

SECTION 5.4.

Further Assurances.  The Borrower shall take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Collateral Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens (except for Permitted Encumbrances) on any of the Collateral or any other property of the Borrower acquired after the Closing Date and required to be so perfected pursuant to any Loan Document, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby (except for Permitted Encumbrances), and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Collateral Agent for the benefit of the Lender the rights now or hereafter intended to be granted to the Collateral Agent for the benefit of the Lender under this Agreement or any other Loan Document.

SECTION 5.5.

Conduct of Business.  The Borrower shall qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified except for those jurisdictions where failure to so qualify does not have or could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.6.

Use of Proceeds.  Proceeds of the Loans shall be used in accordance with Section 2.02 hereof.

SECTION 5.7.

Formation of Subsidiaries.  The Borrower shall have no Subsidiaries.

SECTION 5.8.

Collateral Calculations and Maintenance.

(a)

Collateral Maintenance.  The Borrower shall ensure that, on each Business Day (after giving effect to all acquisitions and dispositions of Collateral permitted under the Loan Documents, and the making, prepayment or repayment of Loans made hereunder on each applicable Business Day), no Required Collateral Surplus Deficiency shall exist.

(b)

Determination of Market Price.  The “Market Price” for any Eligible Collateral shall be the price assigned thereto by the Lender from time to time in its sole discretion, as advised to the Borrower by written notice and in a manner consistent with the Lender’s current and past practices.  If the result of such notice is that a Required Collateral Surplus Deficiency shall then exist, such notice shall also constitute notice of such Required Collateral Surplus Deficiency for purposes of the definition of “Cure Time.”

SECTION 5.9.

Assignment Fees.

(a)

If the terms of any applicable underlying credit agreement in respect of which the Borrower is involved in a trade do not require payment of any Assignment Fee, no fee hereunder is chargeable to, or owed by, the Borrower in respect of such trade.

(b)

Canadian Imperial Bank of Commerce (or its affiliate, as appropriate) shall waive any Assignment Fee that would otherwise be due and payable under the terms of any applicable underlying credit agreement in respect of any trade in which the Borrower is either buyer or seller, and the Borrower shall not be liable hereunder or thereunder to make any payment on account of an Assignment Fee in respect of such trade.

(c)

If the Borrower requests Canadian Imperial Bank of Commerce (or its affiliate, as appropriate) to waive collection of any Assignment Fee that would otherwise be due and payable under the terms of any applicable underlying credit agreement in respect of any trade in which the Borrower is not buyer or seller, the Borrower shall pay to the Lender on the last Business Day of each month, an amount equal to all such Assignment Fees waived during such month.  All amounts paid on account of such waived Assignment Fees shall be non-refundable.

ARTICLE VI
NEGATIVE COVENANTS

The Borrower covenants and agrees, from and after the date hereof (except as otherwise provided herein, or unless the Lender has given its prior written consent) so long as the Lender shall have its Commitment hereunder and until all amounts owing hereunder or under any other Loan Document or in connection herewith or therewith have been paid in full that:

SECTION 6.1.

Liens.  It shall not create, incur, assume or suffer to exist any Lien upon or with respect to any of the Collateral, whether now owned or hereafter acquired, other than Permitted Encumbrances.

SECTION 6.2.

Indebtedness.  It shall not create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to any Indebtedness, including, without limitation, Indebtedness of E.A. Viner International Co, other than Permitted Indebtedness.

SECTION 6.3.

Consolidation, Merger, Subsidiaries, Etc.  It shall not (a) liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or (b) purchase or otherwise acquire all or substantially all of the Capital Stock or assets of any Person (or of any division or business unit thereof).

SECTION 6.4.

Collateral Dispositions, Etc.  It shall not sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, any of the property from time to time constituting Collateral, except:

(a)

sales, transfers, leases or other dispositions of Collateral or rights to Collateral in the ordinary course of business and where such transactions are conducted in compliance with the Security Documents; and

(b)

otherwise in the ordinary course of business following its release from the lien of the Security Documents in accordance with the terms thereof.

SECTION 6.5.

Negative Pledges.  It shall not enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, except (i) pursuant to this Agreement and the Security Documents, or the Warehouse Agreement, (ii) pursuant to any document or instrument governing Capital Lease Obligations or purchase money debt incurred pursuant to Section 9.02 if any such restriction contained therein relates only to the asset or assets acquired in connection therewith or in connection with any Lien permitted by Section 9.01 or any Disposition permitted by Section 9.04; (iii) prohibitions or conditions under applicable law, rule or regulation; (iv) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of the Borrower the Borrower; (vi) customary provisions restricting assignment of any licensing agreement or other contract entered into by the Borrower in the ordinary course of business; or (vii) restrictions on the transfer of any asset pending the close of the sale of such asset.

SECTION 6.6.

Federal Reserve Regulations.  It shall not use any Loan or the proceeds of any Loan for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X.

SECTION 6.7.

Investment Company Act of 1940.  It shall not engage in any business, enter into any transaction, use any Securities or take any other action that would cause it to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act.

SECTION 6.8.

Impairment of Security Interests.  Except as otherwise permitted pursuant to any of the Loan Documents, it shall not, directly or indirectly, take any action or do anything that would have the effect of terminating, limiting or impairing the perfection or priority of any Lien securing the Obligations except as expressly permitted under any Loan Document.

SECTION 6.9.

Restricted Payments.  It shall not make any Restricted Payment, if, at the time of declaration and payment thereof, a Default, Event of Default or Required Collateral Surplus Deficiency shall exist or would result from such declaration and payment.

ARTICLE VII
[RESERVED]

ARTICLE VIII
EVENTS OF DEFAULT, RIGHTS AND REMEDIES

SECTION 8.1.

Events of Default.  Each of the following occurrences shall constitute an event of default (an “Event of Default”) under this Agreement.

(a)

Failure to Make Payments When Due.  The Borrower shall fail to pay (i) any principal or reimbursement obligations when due or (ii) any interest, fees, or any other monetary Obligation, and such failure shall continue for a period of three (3) Business Days after such amount was due (in each case, whether by scheduled maturity, required prepayment, acceleration, demand or otherwise).

(b)

Breach of Certain Covenants.  The Borrower shall fail to perform or comply with any covenant or agreement contained in Sections 8.03, 8.05, 8.06, 8.07 or Article IX under this Agreement.

(c)

Required Collateral Surplus.  A Required Collateral Surplus Deficiency shall not have been remedied by the Cure Time.

(d)

Breach of Representation or Warranty. Any representation, warranty or statement made or deemed made by or on behalf of the Borrower or by any officer of the Borrower under any Loan Document or in any report, certificate, or other document delivered to the Lender pursuant to any Loan Document, shall prove to be incorrect or misleading in any material respect when made or deemed made for a period of thirty (30) days after learning of such failure or receiving written notice thereof from the Lender.

(e)

Other Defaults (Thirty (30) Day Cure).  The Borrower shall fail to perform or comply with any other covenant or agreement and such failure continues for a period of thirty (30) days after learning of such failure or receiving written notice thereof from the Lender.

(f)

Termination Under Warehouse Facility.  A Termination Event shall have occurred and be continuing under the Warehouse Agreement.

(g)

Voluntary Bankruptcy Proceeding.  The Borrower (i) shall institute any proceeding or voluntary case seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, receiver and manager, interim receiver, sequestration, administrator, monitor, custodian or other similar official for the Borrower or for any substantial part of its property, (ii) shall consent to the entry of an order for relief in an involuntary bankruptcy case or to the conversion of an involuntary case to a voluntary case under bankruptcy, insolvency or reorganization law, (iii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iv) shall make a general assignment for the benefit of creditors or (v) shall take any action to authorize or effect any of the actions set forth above in this Section 11.01(g).

(h)

Involuntary Bankruptcy Proceeding.

(i)

An involuntary case shall be commenced against the Borrower and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, provincial, local or foreign law; or the board of directors of the Borrower (or any committee thereof) adopts any resolution or otherwise authorizes any action to approve any of the foregoing.

(ii)

A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, receiver and manager, administrator, monitor, custodian or other officer having similar powers over the Borrower or over all or a substantial part of its assets shall be entered; or an interim receiver, trustee or other custodian of the Borrower or of all or a substantial part of its assets shall be appointed or a warrant of attachment, execution or similar process against any substantial part of its assets shall be issued and any such event shall not be stayed, dismissed, bonded or discharged; or the board of directors of the Borrower (or any committee thereof) adopts any resolution or otherwise authorizes any action to approve any of the foregoing.

(i)

Invalidity of Documents.  A court of competent jurisdiction shall declare that any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Borrower intended to be a party thereto; or the validity or enforceability thereof shall be contested by the Borrower; or a proceeding shall be commenced by the Borrower or any Governmental Authority having jurisdiction over the Borrower, seeking to establish the invalidity or unenforceability thereof; or the Borrower shall deny in writing that it has any liability or obligation purported to be created under any Loan Document.

(j)

Loan Documents; Impairment.  At any time, for any reason, (i) any Loan Document shall for any reason (other than pursuant to the express terms hereof or thereof) fail or cease to create a valid and perfected Lien on any Collateral or the Liens intended to be created or perfected thereby are, or the Borrower seeks to render such Liens, invalid or unperfected with respect to any Collateral except as otherwise contemplated hereby or thereby, or (ii) Liens with respect to any Collateral in favor of the Collateral Agent contemplated by the Loan Documents shall be invalidated or otherwise cease to be in full force and effect, or such Liens shall be subordinated or shall not have the priority contemplated hereby or by the other Loan Documents (subject to Permitted Encumbrances and to the exceptions set forth in the applicable Security Documents).

(k)

Change of Control.  A Change of Control shall have occurred.

(l)

ERISA.  With respect to any Plan or Benefit Plan, as applicable, (i) a prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA occurs which could reasonably be expected to result in material liability to the Borrower, (ii) any accumulated funding deficiency (within the meaning of Section 412 of the Code and Section 302 of ERISA), whether or not waived, shall exist with respect to any Benefit Plan, or (iii) the occurrence of any ERISA Event; provided, however, that the events listed in clauses (i) through (iii) shall constitute Events of Default only if the liability or deficiency of the Borrower or any ERISA Affiliate, would reasonably be expected to exceed $5,000,000 in the aggregate for all such events.

SECTION 8.2.

Remedies.  If any Event of Default specified in Section 11.01 shall have occurred and be continuing, the Lender may, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Lender to enforce its claims against the Borrower:  (i) terminate or reduce its Commitment, whereupon the Commitment shall immediately be terminated or reduced, (ii) declare all or a portion of the Loans then outstanding to be due and payable, whereupon all or such portion of the aggregate principal of such Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and all other Obligations shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (iii) exercise any and all of its other rights and remedies hereunder, under the other Loan Documents, under applicable law and otherwise; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of Section 11.01, the Commitment shall automatically terminate and the Loans then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement shall become immediately due and payable automatically, without presentment, demand, protest or notice of any kind, all of which are expressly waived by the Borrower.

SECTION 8.3.

Waivers by the Borrower.  Except as otherwise provided for in this Agreement and Applicable Law, the Borrower waives (i) presentment, demand, protest, notice of presentment or dishonor, notice of intent to accelerate and notice of acceleration, (ii) all rights to notice and a hearing prior to the Lender’s taking possession or control of, or to the Lender’s replevin, attachment or levy upon, any collateral securing the Obligations or any bond or Security which might be required by any court prior to allowing the Lender to exercise any of its remedies, (iii) the benefit of all valuation, appraisal and exemption laws and (iv) all rights of set-off against the Lender as it applies to the payment of the Obligations.  The Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions evidenced by this Agreement and the other Loan Documents.

ARTICLE IX
[RESERVED]

ARTICLE X
THE COLLATERAL AGENT

SECTION 10.1.

Appointment Powers and Immunities; Delegation of Duties, Liability of Collateral Agent, Rights of Collateral Agent.

(a)

The Lender hereby irrevocably designates and appoints Canadian Imperial Bank of Commerce as its Collateral Agent under this Agreement and the other Loan Documents.  The Lender hereby irrevocably authorizes the Collateral Agent to take such action on such Lender’s behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.  The Collateral Agent agrees to act as such on the express conditions contained in this Article XIII.  The provisions of this Article XIII are solely for the benefit of the Collateral Agent and the Lender.  Neither the Borrower nor any other Persons shall have any rights as third-party beneficiaries of any of the provisions contained herein; provided, however, that the right to consent to a successor Collateral Agent as provided under Section 13.07 also shall be for the benefit of the Borrower.  Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with the Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent; it being expressly understood and agreed that the use of the word “Agent” is for convenience only and that the Collateral Agent is merely the representative of the Lender, and has only the contractual duties set forth in this Agreement and the other Loan Documents.  Except as expressly otherwise provided in this Agreement, the Collateral Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Collateral Agent is expressly entitled to take or assert under or pursuant to this Agreement and the other Loan Documents.  The Lender shall have no right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder pursuant to such discretion and any action taken or failure to act pursuant to such discretion shall be binding on the Lender.  Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to the Collateral Agent, the Lender agrees that, as long as this Agreement remains in effect:  (i) the Collateral Agent shall have the right to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (ii) the Collateral Agent shall have the right to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents; (iii) the Collateral Agent shall have the right to open and maintain such bank accounts and lock boxes as the Collateral Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral; (iv) the Collateral Agent shall have the right to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Borrower, the Obligations, the Collateral, or otherwise related to any of the same as provided in the Loan Documents and (v) the Collateral Agent shall have the right to incur and pay such fees, charges, and expenses under the Loan Documents as the Collateral Agent reasonably may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.  The Lender further consents to (x) the execution, delivery, and performance by the Collateral Agent of each Loan Document entered into by the Collateral Agent on behalf of the Lender as contemplated by this Agreement, and (y) the terms of such Loan Documents.

(b)

Except as otherwise provided in this Section 13.01, the Collateral Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made in compliance with this section and without gross negligence or willful misconduct.

(c)

None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct) or (ii) be responsible in any manner to the Lender for any recital, statement, representation or warranty made by the Borrower or Affiliate of the Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder.  No Agent-Related Person shall be under any obligation to the Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

(d)

If the Collateral Agent is also the Lender hereunder, with respect to its Commitment and the Loans made by it, the Collateral Agent (and any successor acting as Collateral Agent, if any, as permitted by Section 13.07) in its capacity as a Lender under the Loan Documents shall have the all the rights, privileges and powers under the Loan Documents accruing to the Lender as such and may exercise the same as though it were not acting as Collateral Agent, and the term “Lender” shall, unless the context otherwise indicates, include the Collateral Agent in its individual capacity.  The Collateral Agent (and any successor acting as Collateral Agent) and its Affiliates may accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as Collateral Agent.

SECTION 10.2.

Reliance by Collateral Agent.  The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person, and upon advice and statements of legal counsel (including counsel to the Borrower or counsel to the Lender), independent accountants and other experts selected by the Collateral Agent.  The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it first shall receive such advice or concurrence of the Lender as it deems appropriate and until such instructions are received, the Collateral Agent shall act, or refrain from acting, as it deems advisable.  If the Collateral Agent so requests, it first shall be indemnified to its reasonable satisfaction by the Lender against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  The Collateral Agent in all cases shall be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lender and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender.

SECTION 10.3.

Defaults.  The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to the Collateral Agent for the account of the Lender, except with respect to Events of Default of which the Collateral Agent has actual knowledge, and unless the Collateral Agent shall have received written notice from the Lender or the Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “Notice of Default”.  The Collateral Agent promptly will notify the Lender of its receipt of any such notice or of any Event of Default of which the Collateral Agent has actual knowledge.  The Lender shall be solely responsible for giving any notices to its Participants, if any.  Subject to Sections 13.02 and 13.07, the Collateral Agent shall take such action with respect to such Default or Event of Default as may be requested by the Lender in accordance with Article XI; provided, however, that unless and until the Collateral Agent has received any such request, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

SECTION 10.4.

Costs and Expenses; Indemnification.  The Collateral Agent may incur and pay fees, costs, and expenses under the Loan Documents to the extent the Collateral Agent deems reasonably necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including without limiting the generality of the foregoing, court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not the Borrower is obligated to reimburse the Lender for such expenses pursuant to the Loan Agreement or otherwise (to the extent the Borrower has not done so and without limiting its obligation to do so).  The Lender hereby agrees that it is and shall be obligated to pay to or reimburse the Collateral Agent for the amount thereof.  Whether or not the transactions contemplated hereby are consummated, the Lender shall indemnify upon demand the Agent-Related Persons (to the extent the Borrower has not done so and without limiting the obligation of the Borrower to do so), from and against any and all Indemnified Matters; provided, however, that the Lender shall be liable for the payment to the  Agent-Related Persons of any portion of such Indemnified Matters resulting solely from such Person’s gross negligence or willful misconduct as determined in a final order by a court of competent jurisdiction.  Without limitation of the foregoing, the Lender shall reimburse the Collateral Agent upon demand for any costs or out of pocket expenses (including reasonable attorneys fees and expenses) incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein.  The undertaking in this Section 13.04 shall survive the payment of all Obligations hereunder and the resignation or replacement of any Agent.

SECTION 10.5.

Non-Reliance on Collateral Agent.  The Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Collateral Agent hereinafter taken, including any review of the affairs or Property of the Borrower, shall be deemed to constitute any representation or warranty by any Agent-Related Person to the Lender.  The Lender represents to the Collateral Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower.  The Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and any other Person party to a Loan Document.  Except for notices, reports and other documents expressly herein required to be furnished to the Lender by the Collateral Agent, the Collateral Agent shall have no duty or responsibility to provide the Lender with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of Borrower and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

SECTION 10.6.

Failure to Act.  Except for action expressly required of the Collateral Agent under the Loan Documents, the Collateral Agent shall in all cases be fully justified in failing or refusing to act under any Loan Document unless it shall receive further assurances to its satisfaction from the Lender of their indemnification obligations under Section 13.04 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

SECTION 10.7.

Resignation of Collateral Agent.

Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign upon 30 days prior written notice to the Lender and the Borrower.  Upon any such resignation, the Lender with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed) shall have the right to appoint a successor Collateral Agent.  If no successor Collateral Agent shall have been appointed by the Lender and consented to by the Borrower and no successor Collateral Agent shall have accepted such appointment within 30 days after the retiring Collateral Agent’s giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Lender, appoint a successor Collateral Agent; provided, however, if the failure to do so was not a result of the unreasonable failure by the Borrower to consent to any appointment, the Borrower shall retain the right to consent.  Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, remedies, powers, privileges, duties and obligations of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations, under the Loan Documents.  After any retiring Collateral Agent’s resignation as Collateral Agent, the provisions of this Article XIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

SECTION 10.8.

Collateral Matters.

(a)

The Lender hereby irrevocably authorizes the Collateral Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitment and payment and satisfaction in full of all Obligations; or (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if the Borrower certifies in writing to the Collateral Agent that the sale or disposition is permitted under this Agreement or the other Loan Documents (and the Collateral Agent may rely conclusively on any such certificate, without further inquiry).  Upon request by the Collateral Agent or the Borrower at any time, the Lender will confirm in writing the Collateral Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 13.08; provided, however, that (1) the Collateral Agent shall not be required to execute any document necessary to evidence such release on terms that, in the Collateral Agent’s opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower in respect of) all interests retained by the Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(b)

Subject to Section 13.01(c)(i), the Collateral Agent shall have no obligation whatsoever to the Lender to assure that the Collateral exists or is owned by the Borrower or is cared for, protected, or insured or has been encumbered, or that the Lender’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, subject to the terms and conditions contained herein, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion given the Collateral Agent’s own interest in the Collateral in its capacity as the Lender and that the Collateral Agent shall have no other duty or liability whatsoever to any other Lender as to any of the foregoing, except as otherwise provided herein.

SECTION 10.9.

Restrictions on Actions by the Collateral Agent and the Lender.

The Lender agrees that it shall, to the extent it is lawfully entitled to do so, upon the request of the Collateral Agent, set off against the Obligations, any amounts owing by the Lender to the Borrower or any accounts of the Borrower now or hereafter maintained with the Lender.

ARTICLE XI
MISCELLANEOUS

SECTION 11.1.

Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied, emailed or delivered:

if to Borrower, at the following address:
OPY CREDIT CORP.
125 Broad Street, 16th Floor
New York, NY 10004
Telephone: (212) 668-8000
Facsimile: (212) 668-8081
Email: albert.lowenthal@opco.com
Attention: Albert G. Lowenthal

with a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Telephone: (212) 735-2444
Facsimile: (917) 777-2444
Email: tgowan@skadden.com
Attention: Thomas W. Gowan

if to the Lender, at the following address:
For operational notices

CIBC Credit Processing Services
40 Dundas Street West, 5th Floor
Toronto, ON Canada M5G 2C2
Telephone: (416) 542-4502
Facsimile: (416) 542-4558
Email: blair.kissack@cibc.ca
Attn: Blair Kissack
For all other notices

CIBC Inc.
300 Madison Avenue
New York, NY 10017
Telephone: (212) 856-3649
Facsimile: (212) 856-3612
Email: gerald.girardi@us.cibc.com
Attn: Gerald Girardi

with a copy to:
Mayer Brown LLP
1675 Broadway
New York, NY 10019
Telephone: (212) 506-2555
Facsimile: (212) 849-5555
Email: pjorissen@mayerbrown.com
Attn: Paul A. Jorissen
if to the Collateral Agent, at the following address:
CANADIAN IMPERIAL BANK OF COMMERCE
300 Madison Avenue
New York, NY 10017
Telephone: (212) 856-3649
Facsimile: (212) 856-3612
Email: gerald.girardi@us.cibc.com
Attn: Gerald Girardi
with a copy to:
Mayer Brown LLP
1675 Broadway
New York, NY 10019
Telephone: (212) 506-2555
Facsimile: (212) 849-5555
Email: pjorissen@mayerbrown.com
Attn: Paul A. Jorissen

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 14.01.  All such notices and other communications shall be effective, (i) if mailed, when received or five (5) days after deposited in the mails as registered or certified (in each case with return receipt requested) with postage pre-paid and properly addressed, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, (iii) if emailed, when transmitted and confirmation acknowledged by recipient or (iv) if delivered, upon delivery, except that notices to the Lender pursuant to Article II shall not be effective until received by the Lender.

SECTION 11.2.

Amendments, Etc.  No amendment or waiver of any provision of this Agreement, any Loan or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 11.3.

FINRA Approval for Certain Amendments.  Notwithstanding anything herein to the contrary, the consent of the Financial Industry Regulatory Authority is required for any amendment to this Agreement that would (i) result in a Lien on the assets of any U.S. Broker-Dealer Subsidiary; (ii) require any U.S. Broker-Dealer Subsidiary to become a Guarantor or Credit Party under this Agreement; or (iii) otherwise cause the Obligations under the Loan Documents to be included in the net capital computation of any U.S. Broker-Dealer Subsidiary.  Terms used in this Section 14.03 shall have the meaning ascribed thereto in that certain Subordinated Credit Agreement, dated as of January 14, 2008, by and among E.A. Viner International Co., as borrower, the other Persons parties thereto from time to time, the lenders party thereto from time to time, Canadian Imperial Bank of Commerce, as administrative agent, and CIBC World Markets Corp., as lead arranger, as amended from time to time.

SECTION 11.4.

No Waiver; Remedies, Etc.  No failure on the part of the Lender or the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Lender and the Collateral Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Lender and the Collateral Agent under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender and the Collateral Agent to exercise any of their rights under any other Loan Document against such party or against any other Person.

SECTION 11.5.

Expenses; Taxes; Attorneys’ Fees.  The Borrower will pay promptly following demand therefor, all reasonable fees, costs and expenses incurred by or on behalf of the Lender, including, without limitation, reasonable out-of-pocket fees, costs and expenses of counsel for the Lender, accounting, due diligence, investigations, miscellaneous disbursements, examination, travel, lodging and meals arising from or relating to:  (a) any requested amendments (other than amendments requested solely by the Lender), waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (b) the preservation and protection of any of the Lender’s rights under this Agreement or the other Loan Documents, (b) the filing of any petition, complaint, answer, motion or other pleading by the Lender, or the taking of any action in respect of the Collateral or other Security, in connection with this Agreement or any other Loan Document, (b) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other Security in connection with this Agreement or any other Loan Document, (b) any attempt to enforce any Lien or security interest in any Collateral or other Security in connection with this Agreement or any other Loan Document, (f) any attempt to collect from the Borrower, or (g) during the continuance of an Event of Default, the receipt by the Lender of any advice from its professionals (including without limitation, the reasonable fees of its outside attorneys and consultants) with respect to any of the foregoing (to the extent that such fees, costs and expenses are not otherwise recoverable pursuant to any other provision of this Agreement or any other Loan Document).  Without limitation of the foregoing or any other provision of any Loan Document:  (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Lender to be payable in connection with this Agreement or any other Loan Document (other than such amounts to the extent they arise on the execution hereof), and the Borrower agrees to hold the Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrower agrees to pay all broker fees with respect to any broker retained by the Borrower that may become due in connection with the transactions contemplated by this Agreement and (z) during the continuance of a Default or an Event of Default, if the Borrower (A) fails to make any payments or deposits with respect to any taxes of any kind or nature to the extent that such payments or deposits are due and payable prior to delinquency, (B) fails to make any payments or deposits with respect to any other governmental assessment prior to the time that any Lien may inure against any property of the Borrower, or (C) fails to make any payments or deposits with respect to any insurance premiums then due and payable, then the Lender, in its sole discretion and without prior notice to the Borrower, may do any or all of the following, without duplication:  (X) make payment of the same or any part thereof, (Y) in the case of any failure described in Section 14.05(z)(C), obtain and maintain insurance policies and take actions with respect to such policies.  Any payment described above in clause (z) shall not constitute an agreement by the Lender to make similar payments in the future or a waiver by the Lenders of any Event of Default under this Agreement.  The Lender need not inquire as to, or contest the validity of, any such obligation.  The Lender agrees to provide to the Borrower an invoice with respect to each cost or expense incurred in connection with the Loan Documents by it, and agrees, upon the reasonable request of the Borrower, to provide reasonable backup information with respect to such costs or expenses (subject to the right of the Lender to take whatever steps are reasonably necessary to protect any confidential or privileged information which may be contained therein).

SECTION 11.6.

Right of Set-Off.

(a)

Upon the occurrence and during the continuance of any Event of Default, and in addition to (and without limitation of) any right of set-off, banker’s lien or counterclaim the Lender may otherwise have, the Lender may, and is hereby authorized by the Borrower to, at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all Obligations now or hereafter existing under any Loan Document, irrespective of whether or not the Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured.  During the continuance of any Event of Default, the Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all Obligations now or hereafter existing under any Loan Document, irrespective of whether or not the Lender shall have made any demand hereunder or thereunder.  The Lender agrees to notify the Borrower and the Collateral Agent promptly after any such set-off and application made by the Lender, provided that the failure to give such notice to the Borrower shall not affect the validity of such set-off and application.  The rights of the Lender under this Section 14.06 are in addition to other rights and remedies which the Lender may have.

(b)

Nothing contained in this Section 14.06 shall require the Lender to exercise any such right or shall affect the right of the Lender to exercise, and retain the benefits of exercising, any such right with respect to any other Indebtedness or Obligation of the Borrower.

SECTION 11.7.

Severability.  Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 11.8.

Initial Lender.  CIBC Inc. as the initial Lender hereunder represents and warrants to the Borrower that it is a “qualified purchaser” under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

SECTION 11.9.

Complete Agreement; Sale of Interest.  The Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede any previous agreement or understanding between them relating hereto or thereto and may not be modified, altered or amended except by an agreement in writing signed by the Borrower and the Lender in accordance with Section 14.02.  The Borrower may not sell, assign or transfer any of the Loan Documents or any portion thereof, including its rights, title, interests, remedies, powers and duties hereunder or thereunder.  The Borrower hereby consents to the Lender’s sale of participations, assignment, transfer or other disposition, at any time or times, of any of the Loan Documents or of any portion thereof or interest therein, including the Lender’s rights, title, interests, remedies, powers or duties thereunder, subject, in the case of a participation, assignment, transfer or other disposition, to the provisions of Section 14.10.

SECTION 11.10.

Assignment; Participations.

(a)

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)

The Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Loans at the time owing to it); provided that the parties to each assignment shall execute and deliver an Assignment and Acceptance, provided further that if written consent of the Borrower is required by the definition of “Eligible Assignee”, such written consent shall have been obtained.  From and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of the Lender under this Agreement, and the assignor hereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assignor’s rights and obligations under this Agreement, such assignor shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.04, 4.03, 4.04 and 14.17 to the extent any claim thereunder relates to an event arising or such assignor’s status or activity as Lender prior to such assignment.

(c)

Any assignment or transfer by the Lender of rights or obligations under this Agreement that does not comply with this Section 14.10 shall be treated for purposes of this Agreement as a sale by the Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

(d)

The Collateral Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Collateral Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrower, the Collateral Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.  The Borrower may request in writing a copy of the Register from time to time and the Collateral Agent will promptly deliver a copy of such Register to the Borrower promptly thereafter.

(e)

The Lender may, without the consent of, or notice to, the Borrower sell participations to one or more banks or other entities (a “Participant”) in all or a portion of the Lender’s rights and/or obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (i) the Lender’s obligations under this Agreement shall remain unchanged, (ii) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which the Lender sells such a participation shall provide that the Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement, provided that the agreement or instrument may provide that the Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (a)(ii) or (a)(iii) of the proviso to Section 14.02 that affects such Participant.  The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.04, 4.03 and 4.04 to the same extent as if it were the Lender.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 14.06 as though it were the Lender, provided such Participant agrees to be subject to Section 3.03 as though it were the Lender.

(f)

A Participant shall not be entitled to receive any greater payment under Section 3.04 or Article IV than the Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant that would be a Non-U.S. Lender if it were Lender shall not be entitled to the benefits of Section 3.04 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.04 as though it were Lender.

(g)

The Lender may, without the consent of the Borrower at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of the Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release the Lender from any of its obligations hereunder or substitute any such pledgee or assignee for the Lender as a party hereto.

SECTION 11.11.

Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement or any of the other Loan Documents by telecopy shall have the same force and effect as the delivery of an original executed counterpart of this Agreement or any of such other Loan Documents.  Any party delivering an executed counterpart of any such agreement by telecopy shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

SECTION 11.12.

GOVERNING LAW.  THIS AGREEMENT, THE NOTE AND, EXCEPT TO THE EXTENT OTHERWISE PROVIDED THEREIN, THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 11.13.

CONSENT TO JURISDICTION, SERVICE OF PROCESS AND VENUE.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS FOR NOTICES SET FORTH IN SECTION 14.01, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDERS OR THE AGENTS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.  THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 11.14.

WAIVER OF JURY TRIAL, ETC.  THE BORROWER, THE LENDER AND THE AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE BORROWER CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  THE BORROWER HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER AND THE AGENT ENTERING INTO THIS AGREEMENT.

SECTION 11.15.

Consent.  Except as otherwise expressly set forth herein or in any other Loan Document to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of the Lender or the Collateral Agent, shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which the Borrower are parties and to which the Lender or the Collateral Agent have succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Lender or the Collateral Agent with or without any reason in their reasonable discretion.

SECTION 11.16.

Interpretation.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender, the Collateral Agent or the Borrower, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

SECTION 11.17.

Reinstatement; Certain Payments.  If any claim is ever made upon the Lender or the Collateral Agent for repayment or recovery of any amount or amounts received by the Lender or the Collateral Agent in payment or received on account of any of the Obligations, the Lender or the Collateral Agent shall give prompt notice of such claim to the Borrower, and if the Lender or the Collateral Agent repay all or part of such amount by reason of (i) any judgment, decree or order of any court of competent jurisdiction or administrative body having jurisdiction over the Lender or the Collateral Agent or any of their respective property, or (ii) compliance by the Lender or the Collateral Agent with any requirement of a Governmental Authority having jurisdiction over the Lender or the Collateral Agent, then and in such event the Borrower agrees that (A) any such judgment, decree or order shall be binding upon it notwithstanding the cancellation of any instrument evidencing the Obligations or the other Loan Documents or the termination of this Agreement or the other Loan Documents and (B) it shall be and remain liable to the Lender or the Collateral Agent hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender or the Collateral Agent.

SECTION 11.18.

Indemnification.  In addition to the Borrower’s other Obligations under this Agreement, the Borrower agrees to defend, protect, indemnify and hold harmless the Lender and its respective Affiliates and their officers, directors, trustees, employees, agents and advisors, the Collateral Agent, the  Agent-Related Persons and the Lender-Related Persons (collectively called the “Indemnitees”) from and against any and all claims, losses, demands, settlements, damages, liabilities, obligations, penalties, fines, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses, but excluding income, franchise and similar taxes of an Indemnitee) incurred by such Indemnitees (but not taxes, which shall be governed by Section 3.04), whether prior to or from and after the Closing Date, as a result of or arising from or relating to or in connection with any of the following:  (i) the Collateral Agent or the Lender furnishing of funds to the Borrower under this Agreement, including, without limitation, the management of any such Loans, (ii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iii) any claim, litigation, investigation or administrative or judicial proceeding in connection with any transaction contemplated in, or consummated under, the Loan Documents (collectively, the “Indemnified Matters”); provided, however, that the Borrower shall not have any obligation to any Indemnitee under this Section 14.18 for any Indemnified Matter to the extent resulting from the bad faith, gross negligence or willful misconduct of such Indemnitee; provided, however, that the Borrower shall not be required to reimburse the legal fees and expenses of more than one outside counsel (in addition to up to one local counsel in each applicable local jurisdiction) for all Indemnitees under this Section 14.18 unless on advice of outside counsel, representation of all such Indemnitees would be inappropriate due to the existence of an actual or potential conflict of interest.  Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees shall be due and payable promptly after demand therefor.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 14.18 may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.  This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

SECTION 11.19.

Interest.  It is the intention of the parties hereto that the Collateral Agent and each Lender shall conform strictly to usury laws applicable to it.  Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to the Collateral Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows:  (i) the aggregate of all consideration which constitutes interest under law applicable to the Collateral Agent or the Lender that is contracted for, taken, reserved, charged or received by the Collateral Agent or the Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by the Collateral Agent or the Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Collateral Agent or the Lender, as applicable, to the Borrower); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Collateral Agent or the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by the Collateral Agent or the Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Collateral Agent or the Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Collateral Agent or the Lender to the Borrower).  All sums paid or agreed to be paid to any Agent or the Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to the Collateral Agent or the Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law.  If at any time and from time to time, (x) the amount of interest payable to any Agent or the Lender on any date shall be computed at the Highest Lawful Rate applicable to the Collateral Agent or the Lender pursuant to this Section 14.19 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Collateral Agent or the Lender would be less than the amount of interest payable to the Collateral Agent or the Lender computed at the Highest Lawful Rate applicable to the Collateral Agent or the Lender, then the amount of interest payable to the Collateral Agent or the Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to the Collateral Agent or the Lender until the total amount of interest payable to the Collateral Agent or the Lender shall equal the total amount of interest which would have been payable to the Collateral Agent or the Lender if the total amount of interest had been computed without giving effect to this Section 14.19.

For purposes of this Section 14.19, the term “applicable law” shall mean that law in effect from time to time and applicable to the loan transaction between the Borrower, on the one hand, and the Collateral Agent and the Lender, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.

The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

SECTION 11.20.

Records.  The unpaid principal of, and interest on, the Obligations, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitment, and the accrued and unpaid fees payable pursuant to Section 4.05, including without limitation fees set forth in the Fee Letter, shall at all times be ascertained from the records of the Lender and Agent, which shall be conclusive and binding absent manifest or demonstrable error.

SECTION 11.21.

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Collateral Agents, and their respective successors and assigns, subject to Section 14.10.

SECTION 11.22.

Confidentiality.  The Lender and the Collateral Agent each agree (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) (each, a “Recipient”) to hold in complete confidence and not disclose, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Borrower pursuant to this Agreement or the other Loan Documents (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to the Lender, Collateral Agent, to counsel, accountants, auditors and other advisors for such member of the Lender (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential pursuant to the terms hereof), (c) to examiners, auditors or accountants to the extent required by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation or court order, or in connection with any litigation to which any of the Collateral Agent or the Lender are Party, (d) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees in writing to the confidentiality provisions of this Section 14.22, (e) to any Person that is an investor or prospective investor in a Securitization that agrees that its access to information regarding the Borrower and the Loans is solely for purposes of evaluating an investment in such Securitization and agrees in writing to maintain the confidentiality of such information in accordance herewith or (f) to a Person that is a trustee, collateral manager, servicer, noteholder, rating agency or secured party in a Securitization in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization, so long as such person agrees in writing to maintain the confidentiality of such information.

Upon the request of the Borrower to a Recipient on or after the Maturity Date, and subject to applicable law, rule or policy, such Recipient shall destroy any Borrower-related confidential information to the extent consistent with such Recipient’s document retention policies

SECTION 11.23.

Lender Advertising.  The Collateral Agent and the Lender shall be entitled to advertise the closing of the transactions contemplated by this Agreement in such trade publications, business journals, newspapers of general circulation and otherwise, as the Collateral Agent and the Lender shall deem appropriate, including, without limitation, the publication of a tombstone announcing the closing of this transaction; provided that the Collateral Agent and the Lender shall obtain written consent of the Borrower prior to disseminating any advertisement described in this Section 14.23 which consent shall not be reasonably withheld.

SECTION 11.24.

USA PATRIOT ACT.  The Lender hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the Act.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:
OPY CREDIT CORP.
By:
Name:
Title:
COLLATERAL AGENT:
CANADIAN IMPERIAL BANK OF COMMERCE
By:
Name:
Title:
LENDER:
CIBC INC.
By:
Name:
Title:

2

Schedule A

Eligible Collateral

“Eligibility Criteria” means, with respect to any obligation owned as a trading asset of the Borrower, (a) the related Name shall have been submitted to the Lender in advance and, in its sole discretion, the Lender shall have advised the Borrower in writing that such Name is approved; provided, however, that such approval process is conducted in a manner consistent with the Lender’s current and past practice; (b) such obligation shall have been purchased by the Borrower consistent with the trading authority for such Name as advised by the Lender to the Borrower, (c) such obligation shall not have been owned by the Borrower for any one or more periods in excess of 90 days in the aggregate, (d) such obligation is the form of a secured or unsecured loan, and not a Security, (e) the representations and warranties with respect to the obligation set forth in the Pledge and Security Agreement shall be true and correct in all material respects as of the date of the related Borrowing, (f) the obligation, and all instruments, documents, notes or chattel paper evidencing the same, and all rights and proceeds related thereto, shall be in the possession or under the “control” (as defined in the Uniform Commercial Code) of the Collateral Agent, (g) the Borrower has good and marketable title to such Collateral, free and clear of all Liens except for the Lien of the Pledge and Security Agreement.

“Eligibility Parameters” means the single Name limits and trading authorities, whole portfolio concentration limits and diversification requirements, all as advised by the Lender to the Borrower from time to time.

3

Schedule 2.01(a)
Commitment

Lender	Commitment
CIBC INC.	$75,000,000

4

EXHIBIT A
TO SECURED CREDIT AGREEMENT

DAILY FUNDS MOVEMENT REPORT

Reference is made to the Secured Credit Agreement, dated as of January 14, 2008 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among OPY CREDIT CORP., (the “Borrower”), CIBC INC. (the “Lender”), and CANADIAN IMPERIAL BANK OF COMMERCE, as collateral agent for the Secured Creditors (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”).

PART I – Collateral Calculations.  The undersigned hereby certifies:

1.

I am the [title] of the Borrower.

2.

I have reviewed the terms of the Credit Agreement, and the other Loan Documents thereunder, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions of the Borrower for the Business Day indicated on Exhibit I hereto.

3.

Based on the examination described in paragraph 2 above, I am able to, and do, certify as to the accuracy of the amounts, values and calculations set forth on Exhibit  I hereto, including without limitation, to certify that, as of the date indicated (after giving effect to all acquisitions and dispositions of Collateral permitted under the Loan Documents, and the making, prepayment or repayment of Loans made hereunder on such Business Day, and assuming that the Market Value of the Collateral is equal to the attached estimate thereof), [no Required Collateral Surplus Deficiency existed][a Required Collateral Surplus Deficiency, in an amount equal to $[___________] existed].

4.

Attached as Schedule A to Exhibit I hereto is a spreadsheet showing all the Collateral and the fields of information therefor, and I certify that such spreadsheet is true and complete with respect to the Collateral as of the Business Day indicated on Exhibit I hereto.

5.

Attached as Schedule B to Exhibit I hereto is a printout of the LSTA Data Service pricing information used to support Borrower’s estimate of the aggregate loan collateral market value as of the date and time indicated on Exhibit I hereto, and I certify that such Schedule B is a true and complete printout thereof.

PART II – Proposed Borrowings.  Pursuant to Sections 2.01 and 2.02 of the Credit Agreement, Borrower desires that Lender make the following Loans to Borrower in accordance with the applicable terms and conditions of the Credit Agreement on [mm/dd/yy], (the “Funding Date”):

LIBOR Rate Loans, with a LIBOR Period of ________ Month(s):	$[___,___,___]
Alternate Base Rate Loans:	$[___,___,___]

The undersigned, on behalf of Borrower, hereby certifies that:

1.

as of the Funding Date, the representations and warranties contained in each of the Loan Documents are true and complete in all material respects on and as of such Funding Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and complete in all material respects on and as of such earlier date;

2.

as of the Funding Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default; and;

3.

the proceeds of each Loan shall be used only as permitted under the Credit Agreement.

Attached hereto as Exhibit II hereto is a copy of the trade confirmation and fully-executed assignment agreement relating to the acquisition of Collateral with the proceeds of the Loan.

Borrower hereby instructs the Lender to apply the proceeds of Loans available to the Borrower on the Funding Date to make transfers in the amounts and to the accounts specified in Schedule A to Exhibit II hereto, and agrees that (i) such Loans will be fully disbursed and borrowed for purposes of the Credit Agreement as of the Funding Date upon the initiation of such transfers by the Lender (whether or not such transfers are completed or value is received therefor by Borrower), (ii) such transfers are being made at the instruction and risk of the Borrower, (iii) the amount of such Loan(s)does not in the aggregate exceed 85% of the Market Value of the Eligible Collateral acquired with the proceeds thereof, and (iv) the provisions of this Daily Funds Movement Report and Schedule A hereto may be changed only by a written agreement signed by Borrower and the Lender.

PART III – Proposed Conversions/Continuations.  Pursuant to Section 2.01 of the Credit Agreement, Borrower desires to convert or to continue the following Loans, each such conversion and/or continuation to be effective as of [mm/dd/yy]:

$[___,___,___]	LIBOR Rate Loans to be continued with LIBOR of ____ month(s)
$[___,___,___]	Alternate Base Rate Loans to be converted to LIBOR Rate Loans with LIBOR of ____ month(s)
$[___,___,___]	LIBOR Rate Loans to be converted to Alternate Base Rate Loans

The undersigned, on behalf of Borrower, hereby certifies that as of the date hereof, no event has occurred and is continuing that would constitute an Event of Default or a Default.

PART IV – Proposed Prepayments.  Pursuant to Section 3.01 of the Credit Agreement, Borrower hereby notifies you that it will make prepayments of the following Loans, each such prepayment to be effective as of [mm/dd/yy]:

$[___,___,___]	LIBOR Rate Loans
$[___,___,___]	Alternate Base Rate Loans

The undersigned, on behalf of Borrower, hereby certifies that as of the date hereof, no event has occurred and is continuing that would constitute an Event of Default or a Default.

PART V – Net Funds Movements and Position.  Assuming no Default or Event of Default shall exist, the undersigned certifies that the net funds movements will be as follows:

1.

After adding to the Loan Exposure the amounts proposed to be borrowed pursuant to Part II above and subtracting the amounts proposed to be prepaid pursuant to Part IV above, [on [mm/dd/yy], Borrower shall wire to Lender an aggregate amount of $[___,___,___] to the Lender’s Payment Office.] or [on [mm/dd/yy], [after the Required Collateral Surplus Deficiency set forth in Paragraph 3 of Part I shall have been cured,] Lender shall wire to Borrower an aggregate amount of $[___,___,___] per the wire instructions set forth on Schedule A to Exhibit II hereto.]

2.

On [mm/dd/yy], after giving effect to the payment referred to in the preceding paragraph, and all conversions/continuations and prepayments referred to in Parts III and IV hereof, the Loans shall be as follows:

(a)

LIBOR Rate Loans in an aggregate amount of $[___,___,___]; and

(b)

Base Rate Loans in an aggregate amount of $[___,___,___].

This Daily Funds Movement Report is executed as of the date indicated below.

Date: [mm/dd/yy]	[___________________] By: Title:

EXHIBIT I
To Daily Funds Movement Report

REQUIRED COLLATERAL SURPLUS CALCULATIONS

* [items in brackets and italics are samples only]

Reported as of close of business on (date):		[January 11, 2008]
This report delivered on (date):		[January 12, 2008]

Aggregate loan collateral (number of loans):		[3]
Aggregate loan collateral outstanding principal balance:		$[71,000,000]

A.	Borrower’s estimate of aggregate loan collateral market value:	$[71,000,000]
B.	Advance Rate (as a decimal)	[0.85]
C.	Subtotal: A x B	$[60,350,000]
D.	Aggregate cash balance in Pledged Account:	$[0]
E.	Subtotal: C + D	$[60,350,000]

F.	Aggregate Loan Exposure:	$[60,000,000]

G.	TOTAL: E – F	$[350,000.00]

H.	If G is a negative number, also calculate the deficit as a percentage of aggregate Market Value, using the absolute value of G:
	(G / A) x 100	[__]%
* if the Lender specifies a value for aggregate Market Value different from A, use the Lender’s value rather than A.

Certification:  [Because E is not less than F, no Required Collateral Surplus Deficiency existed][Because E is less than F by an amount equal to $[___________], a Required Collateral Surplus Deficiency exists equal to such amount].

SCHEDULE A
to Exhibit I to Daily Funds Movement Report

COLLATERAL INFORMATION

(attached hereto)

SCHEDULE B
to Exhibit I to Daily Funds Movement Report

LSTA PRICING DATA

(attached hereto)

EXHIBIT II
To Daily Funds Movement Report

TRADE CONFIRMATIONS
AND ASSIGNMENT AGREEMENTS
FOR PURCHASED COLLATERAL

(attached hereto)

SCHEDULE A
to Exhibit II to Daily Funds Movement Report

WIRING INSTRUCTIONS

Please wire funds as follows:

Account Name:	$[___,___,___]
Bank/Institution:
ABA Number:
Account Number:
Attention:
Reference:

EXHIBIT B
TO SECURED CREDIT AGREEMENT

NOTE

$75,000,000

[mm/dd/yy]

New York, New York

FOR VALUE RECEIVED, [___________________], a [corporation] formed under the laws of the State of [New York] (“Borrower”), promises to pay CIBC INC. (“Payee”) or its registered assigns the principal amount of the Loans outstanding from time to time under the Credit Agreement (as defined below) in an amount up to SEVENTY-FIVE MILLION DOLLARS ($75,000,000) as provided for in the Credit Agreement.

Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Secured Credit Agreement, dated as of January 14, 2008 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, Payee, and Canadian Imperial Bank of Commerce, as Collateral Agent.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Lender’s Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.  Unless and until an Assignment and Acceptance effecting the assignment or transfer of the obligations evidenced hereby shall have been executed, Borrower shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby.  Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Note.

This Note is subject to prepayment at the option of Borrower, each as provided in the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWER AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

[___________________]

By: ______________________________

Title:

B-1

EXHIBIT C-1
TO SECURED CREDIT AGREEMENT

FORM OF OPINION OF COUNSEL TO THE BORROWER

C-1-1

January 14, 2008

To the parties listed on Schedule I hereto

Re: OPY Credit Corp. Secured Credit Facility

Ladies and Gentlemen:

We have acted as special counsel to OPY Credit Corp., a  New York corporation (the "Company"), in connection with the preparation, execution and delivery of the Secured Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Company, CIBC Inc., as the lender thereunder (the "Lender") and Canadian Imperial Bank of Commerce, as collateral agent (the "Collateral Agent").  This opinion is being delivered pursuant to Section 5.01(g) of the Credit Agreement.

In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity and competency of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  As to any facts relevant to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Company and of E. A. Viner International Co., a Delaware corporation (the "Parent") and their respective officers and other representatives and of public officials, including the facts and conclusions set forth therein.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a)   the Credit Agreement;

(b)   the Note, dated as of the hereof, executed pursuant to the Credit Agreement;

(c)   the certificate of Dennis P. McNamara, the General Counsel and Secretary of the Company and the General Counsel and Secretary of the Parent, dated the date hereof, a copy of which is attached as Exhibit A hereto; and

(d)   such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

We express no opinion as to the laws of any jurisdiction other than (i) the Applicable Laws (as hereinafter defined) of the State of New York and (ii) the Applicable Laws of the United States of America.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in the Credit Agreement.  As used herein:

"Applicable Laws" means those laws, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Agreements, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws.  For the avoidance of doubt, Applicable Laws do not include laws, rules and regulations pertaining specifically to any broker and/or dealer organizations or to the licensing of organizations that engage in lending and/or related activities.

"Transaction Agreements" means, collectively, the Credit Agreement and the Note.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1)Each of the Transaction Agreements constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms under the Applicable Laws of the State of New York.

2.   Neither the execution, delivery or performance by the Company of the Transaction Agreements nor the compliance by the Company with the terms and provisions thereof will contravene any provisions of any Applicable Law of the State of New York or any Applicable Law of the United States of America.

3.   The Company is not and, solely after giving effect to the loans made pursuant to the Credit Agreement and the application of the proceeds thereof as described in the Credit Agreement, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

Our opinions are subject to the following assumptions and qualifications:

(a)   enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

(b)   we have assumed that each of the Transaction Agreements constitutes the valid and binding obligation of each party to such Transaction Agreement (other than the Company to the extent expressly set forth herein) enforceable against such other party in accordance with its terms;

(c)   we express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party (other than the Company to the extent expressly set forth herein) to the Transaction Agreements with any state, federal or other laws or regulations (including without limitation, any rules or regulations of a self-regulatory body) applicable to them or (ii) the legal or regulatory status or the nature of the business of any party;

(d)   we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Transaction Agreements which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation);

(e)   we express no opinion as to the applicability or effect of any fraudulent transfer, preference or similar law on the Transaction Agreements or any transactions contemplated thereby;

(f)   we express no opinion on the enforceability of any provision in a Transaction Agreement purporting to prohibit, restrict or condition the assignment of rights under such Transaction Agreement to the extent such restriction on assignability is governed by the Uniform Commercial Code;

(g)   we express no opinion as to the enforceability of any section of the Credit Agreement to the extent it purports to waive any objection a person may have that a suit, action or proceeding has been brought in an inconvenient forum or a forum lacking subject matter jurisdiction;

(h)   we have assumed that all conditions precedent contained in Section 5.01 of the Credit Agreement, which conditions require the delivery of documents, evidence or other items satisfactory in form, scope and/or substance to the Lender or the satisfaction of which is otherwise in the discretion or control of the Lender have been, or contemporaneously with the delivery hereof will be, fully satisfied;

(i)   to the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions of the Transaction Agreements, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001) and N.Y. CPLR 327(b) (McKinney 2001) and is subject to the qualifications that such enforceability may be limited by public policy considerations of any jurisdiction, other than the courts of the State of New York, in which enforcement of such provisions, or of a judgment upon an agreement containing such provisions, is sought;

(j)   our opinion is subject to possible judicial action giving effect to governmental actions affecting creditors' rights;

(k)   in rendering the opinions expressed below we have also assumed, without independent investigation or verification of any kind, that the choice of New York law to govern the Transaction Agreements, which are stated therein to be governed thereby, is legal and valid under the laws of other applicable jurisdictions; and

(l)   we express no opinion with respect to any provision of the Credit Agreement to the extent it authorizes or permits any purchaser of a participation interest to set-off or apply any deposit, property or indebtedness or the effect thereof on the opinions contained herein.

In rendering the foregoing opinions, we have assumed, with your consent, that:

a)the Company is validly existing and in good standing as a corporation under the laws of the State of New York;

(b)   the Company has the power and authority to execute, deliver and perform all of its obligations under each of the Transaction Agreements and the execution and delivery of each of the Transaction Agreements and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Company; and each of the Transaction Agreements has been duly authorized, executed and delivered by the Company;

(c)   the execution, delivery and performance of any of the obligations under the Transaction Agreements does not and will not conflict with, contravene, violate or constitute a default under (i) the certificate of incorporation or the by-laws of the Company, (ii) any lease, indenture, instrument or other agreement to which the Company or its property is subject, (iii) any rule, law or regulation to which the Company is subject or (iv) any judicial or administrative order or decree of any governmental authority; and

(d)   except for the consent of FINRA, which the Company has informed us it has obtained, no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body is required to authorize or is required in connection with the execution, delivery or performance by the Company of any Transaction Agreement or the transactions contemplated thereby.

We understand that you are separately receiving opinions, with respect to certain of the foregoing assumptions from Dennis P. McNamara, General Counsel of the Company, and we are advised that such opinions contain qualifications.  Our opinions herein stated are based on the assumptions specified above and we express no opinion as to the effect on the opinions herein stated of the qualifications contained in such other opinions.

This opinion is being furnished only to you in connection with the Transaction Agreements and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without our prior written consent; provided that each assignee of the Lender or other person that hereafter becomes a "Lender" under the Credit Agreement pursuant to the assignment provisions incorporated by reference in Section 14.10 thereof may rely on this Opinion with the same effect as if it was originally addressed to such assignee as of the date hereof.

Very truly yours,

C-1-2

Schedule I – Addressees

CIBC Inc., as Lender

Canadian Imperial Bank of Commerce, as Collateral Agent

C-1-3

January [___], 2008

To the parties listed on Schedule I hereto

Re: OPY Credit Corp. Secured Credit Facility

Ladies and Gentlemen:

We have acted as special counsel to OPY Credit Corp., a  New York corporation (the "Company"), in connection with the preparation, execution and delivery of the Secured Credit Agreement, dated as of January 14, 2008 (the "Credit Agreement"), among the Company, CIBC Inc., as the lender thereunder (the "Lender") and Canadian Imperial Bank of Commerce, as collateral agent (the "Collateral Agent") and certain other agreements, instruments and documents related to the Credit Agreement.  This opinion is being delivered pursuant to Section 5.01(g) of the Credit Agreement.

In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity and competency of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  As to any facts relevant to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Company and of E. A. Viner International Co., a Delaware corporation (the "Parent") and their respective officers and other representatives and of public officials, including the facts and conclusions set forth therein.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(e)   the Credit Agreement;

(f)   the Pledge and Security Agreement, dated as of the date hereof, between the Company and the Collateral Agent (the "Security Agreement");

(g)   the deposit account control agreement dated as of January [__], 2008 among the Company as grantor, the Collateral Agent and [______________] as the Financial Institution thereunder, with respect to account number ______ established at the Financial Institution and identified by the name of _____________ (the "Deposit Account Control Agreement" and the "Deposit Account", respectively);

(h)   the securities account control agreement dated as of  January [___], 2008 among the Company as grantor, the Collateral Agent and [______________] as the Securities Intermediary thereunder, with respect to account number ______ established at the Securities Intermediary and identified by the name of _____________ (the "Securities Account Control Agreement" and the "Securities Account", respectively);

(i)   the certificate of Dennis P. McNamara, the General Counsel and Secretary of the Company and the General Counsel and Secretary of the Parent, dated the date hereof, a copy of which is attached as Exhibit A hereto;

(j)   an unfiled copy of a financing statement identifying "OPY Credit Corp." as debtor and "Canadian Imperial Bank of Commerce, as Collateral Agent" as secured party, which we understand will be filed in the office of the Secretary of State of the State of New York (such filing office, the "Filing Office" and such financing statement, the "Financing Statement"); and

(k)   such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

We express no opinion as to the laws of any jurisdiction other than (i) the Applicable Laws (as hereinafter defined) of the State of New York, (ii) the Applicable Laws of the United States of America, (iii) the UCC (as hereinafter defined), and (iv) the Federal Book-Entry Regulations.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in the Credit Agreement or the Security Agreement, as applicable.  As used herein:

"Applicable Laws" means those laws, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Collateral Documents, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws.  For the avoidance of doubt, Applicable Laws do not include laws, rules and regulations pertaining specifically to any broker and/or dealer organizations or to the licensing of organizations that engage in lending and/or related activities.

"Collateral Documents" means, collectively, the Security Agreement, the Deposit Account Control Agreement and the Securities Account Control Agreement.

"Federal Book-Entry Regulations" means the United States Department of the Treasury's regulations governing the transfer and pledge of marketable securities issued by the U.S. Treasury and maintained in the form of entries in the Trades book-entry system in the records of the federal reserve banks and set forth in 61 Fed. Reg. 43626 (1996) (codified at 31 C.F.R. Part 357) and the United States Department of Housing and Urban Development's regulations governing the transfer and pledge of securities issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") in each case maintained in the form of entries in the records of federal reserve banks and set forth in 62 Fed. Reg. 28975 (1997) (codified at 24 C.F.R. Part 81).

"UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York (without regard to laws referenced in Section 9-201 thereof).

"UCC Collateral" means the Collateral (as such term is defined in the Security Agreement), to the extent the UCC governs a security interest in such collateral.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

2)Each of the Collateral Documents constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms under the Applicable Laws of the State of New York.

3.   Neither the execution, delivery or performance by the Company of the Collateral Documents nor the compliance by the Company with the terms and provisions thereof will contravene any provisions of any Applicable Law of the State of New York or any Applicable Law of the United States of America.

4.   Under the UCC, the provisions of the Security Agreement are effective to create a valid security interest in the Company's rights in the UCC Collateral in favor of the Collateral Agent to secure the Secured Obligations (as such term is defined in the Security Agreement).

5.   To the extent the UCC is applicable to the authorization of the Financing Statement, pursuant to the provisions of the Security Agreement the Company has authorized the filing of the Financing Statement for purposes of Section 9-509 of the UCC.

6.   To the extent the UCC is applicable, the Financing Statement includes not only all of the types of information required by Section 9-502(a) of the UCC but also the types of information without which the Filing Office may refuse to accept the Financing Statement pursuant to Section 9-516 of the UCC.

7.   To the extent the UCC is applicable, the security interest of the Collateral Agent will be perfected in the Company's rights in all UCC Collateral upon the later of the attachment of the security interest and the filing of the Financing Statement in the Filing Office; provided, that we express no opinion with respect to (i) money, (ii) deposit accounts, (iii) letter of credit rights, (iv) goods covered by a certificate of title statute, (v) as-extracted collateral, timber to be cut, or  (vi) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the UCC.

8.

Under the UCC, the provisions of the Deposit Account Control Agreement are effective to perfect the security interest of the Collateral Agent in the Company's rights in the Deposit Account.

9.

Under the UCC and the Federal Book-Entry Regulations, the provisions of the Securities Account Control Agreement are effective to perfect the security interest of the Collateral Agent in the Company's rights in the Securities Account.

Our opinions are subject to the following assumptions and qualifications:

(a)   enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

(b)   we have assumed that each of the Collateral Documents constitutes the valid and binding obligation of each party to such Collateral Document (other than the Company to the extent expressly set forth herein) enforceable against such other party in accordance with its terms;

(c)   we express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party (other than the Company to the extent expressly set forth herein) to the Collateral Documents with any state, federal or other laws or regulations (including without limitation, any rules or regulations of a self-regulatory body) applicable to them or (ii) the legal or regulatory status or the nature of the business of any party;

(d)   we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Collateral Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation);

(e)   we express no opinion as to the applicability or effect of any fraudulent transfer, preference or similar law on the Collateral Documents or any transactions contemplated thereby;

(f)   we express no opinion on the enforceability of any provision in a Collateral Document purporting to prohibit, restrict or condition the assignment of rights under such Collateral Document to the extent such restriction on assignability is governed by the Uniform Commercial Code;

(g)   we express no opinion as to the enforceability of any section of any Collateral Document to the extent it purports to waive any objection a person may have that a suit, action or proceeding has been brought in an inconvenient forum or a forum lacking subject matter jurisdiction;

(h)   we have assumed that all conditions precedent contained in Section 5.01 of the Credit Agreement, which conditions require the delivery of documents, evidence or other items satisfactory in form, scope and/or substance to the Lender or the satisfaction of which is otherwise in the discretion or control of the Lender have been, or contemporaneously with the delivery hereof will be, fully satisfied;

(i)   to the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions of the Collateral Documents, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001) and N.Y. CPLR 327(b) (McKinney 2001) and is subject to the qualifications that such enforceability may be limited by public policy considerations of any jurisdiction, other than the courts of the State of New York, in which enforcement of such provisions, or of a judgment upon an agreement containing such provisions, is sought;

(j)   certain of the remedial provisions with respect to the security contained in the Security Agreement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Security Agreement taken as a whole, and the Security Agreement taken as a whole, together with applicable law, contains adequate provisions for the practical realization of the benefits of the collateral;

(k)    our opinion is subject to possible judicial action giving effect to governmental actions affecting creditors' rights;

(l)   in rendering the opinions expressed below we have also assumed, without independent investigation or verification of any kind, that the choice of New York law to govern the Collateral Documents, which are stated therein to be governed thereby, is legal and valid under the laws of other applicable jurisdictions;

(m)   we have assumed that the Company owns, or with respect to after-acquired property will own, the collateral, and we express no opinion as to the nature or extent of the Company's rights in any of the collateral and we note that with respect to any after-acquired property, the security interest will not attach until the Company acquires ownership thereof;

(n)   our opinion with respect to proceeds is subject to the limitations set forth in Sections 9-315 of the UCC and, in addition, we call to your attention that in the case of certain types of proceeds, other parties such as holders in due course, protected purchasers of securities, persons who obtain control over securities entitlements and buyers in the ordinary course of business may acquire a superior interest or may take their interest free of the security interest of a secured party;

(o)   we have assumed that (A) the Deposit Account is a "deposit account" and the Financial Institution is an organization that is engaged in the business of banking, and (B) the Securities Account is a "securities account" and the Securities Intermediary in the ordinary course of its business maintains securities accounts for customers and is acting in that capacity ("deposit account" and "securities account" being used as defined in the UCC);

(p)   we express no opinion with respect to any property or assets now or hereafter credited to a securities account except to the extent that (i) a "securities entitlement" (as such term is defined in Section 8-102(a)(17) of the UCC) has been created and (ii) such asset is a "financial asset" (as such term is defined in Section 8-102(a)(9) of the UCC).  Furthermore, we express no opinion with respect to the nature or extent of the securities intermediary's rights in, or title to, the securities or other financial assets underlying any "security entitlement" now or hereafter credited to a securities account.  We note that to the extent the securities intermediary maintains any financial asset in a "clearing corporation" (as defined in Section 8-102(5) of the UCC), pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of the securities intermediary;

(q)   we call to your attention that pursuant to Section 9-340 of the UCC, a bank with which a deposit account is maintained may continue to exercise any right of recoupment or set-off against a secured party that holds a security interest in the deposit account;

(r)   insofar as our opinions relate to the Federal Book-Entry Regulations, such opinions are limited to regulations published in the Code of Federal Regulations or the Federal Register, without regard to any interpretations, operating circulars or other communications from the Department of the Treasury, the Board of Governors of the Federal Reserve System, any Federal Reserve Bank, the Department of Housing and Urban Development or any other federal agency or instrumentality.  Further, to the extent any of the financial assets are issued by the U.S. Treasury or certain other federally sponsored issuers, certain federal officials, including the Secretary of the Treasury and the Secretary of the Department of Housing and Urban Development, may waive the Federal Book-Entry Regulations and we express no opinion with respect to the effect of any such waiver on the opinions express herein;

(s)   we express no opinion with respect to the choice of law governing (A) authorization for filing financing statements and (B) perfection, the effect of perfection and non-perfection or priority of the security interest;

(t)   we call to your attention that the choice of law governing perfection of the security interest of the Collateral Agent may change to the extent the Company changes its location for purposes of Section 9-307 of the UCC;

(u)   we call to your attention that the perfection of the security interest will be terminated as to any of the UCC Collateral acquired by the Company more than four months after the Company changes its name, identity or corporate structure so as to make the Financing Statement seriously misleading, unless new appropriate financing statements indicating the new name, identity or corporate structure of the Company are properly filed before the expiration of such four months; and

(v)   we call to your attention that the UCC requires the filing of continuation statements in order to maintain the effectiveness of the original Financing Statement.

In rendering the foregoing opinions, we have assumed, with your consent, that:

a)the Company is validly existing and in good standing as a corporation under the laws of the State of New York;

(b)   the Company has the power and authority to execute, deliver and perform all of its obligations under each of the Collateral Documents and the execution and delivery of each of the Collateral Documents and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Company; and each of the Collateral Documents has been duly authorized, executed and delivered by the Company;

(c)   the execution, delivery and performance of any of the obligations under the Collateral Documents does not and will not conflict with, contravene, violate or constitute a default under (i) the certificate of incorporation or the by-laws of the Company, (ii) any lease, indenture, instrument or other agreement to which the Company or its property is subject, (iii) any rule, law or regulation to which the Company is subject or (iv) any judicial or administrative order or decree of any governmental authority; and

(d)   except for the consent of FINRA, which the Company has informed us it has obtained, no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body is required to authorize or is required in connection with the execution, delivery or performance by the Company of any Collateral Document or the transactions contemplated thereby.

We understand that you are separately receiving opinions, with respect to certain of the foregoing assumptions from Dennis P. McNamara, General Counsel of the Company, and we are advised that such opinions contain qualifications.  Our opinions herein stated are based on the assumptions specified above and we express no opinion as to the effect on the opinions herein stated of the qualifications contained in such other opinions.

This opinion is being furnished only to you in connection with the Collateral Documents and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without our prior written consent; provided that each assignee of the Lender or any other person that hereafter becomes a "Lender" under the Credit Agreement pursuant to the assignment provisions incorporated by reference in Section 14.10 thereof may rely on this Opinion with the same effect as if it was originally addressed to such assignee as of the date hereof.

Very truly yours,

C-1-4

Schedule I – Addressees

CIBC Inc., as Lender

Canadian Imperial Bank of Commerce, as Collateral Agent

C-1-5

EXHIBIT C-2
TO SECURED CREDIT AGREEMENT

FORM OF OPINION OF GENERAL COUNSEL OF BORROWER

C-2-1

January 14, 2008

To the parties listed on Schedule I hereto

Re: OPY Credit Corp. Secured Credit Facility

Ladies and Gentlemen:

I am General Counsel of OPY Credit Corp., a New York corporation (the "Company"), and have acted as such in connection with the preparation, execution and delivery of the Secured Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Company, CIBC Inc., as the lender thereunder (the "Lender") and Canadian Imperial Bank of Commerce, as collateral agent (the "Collateral Agent") and certain other agreements, instruments and documents related to the Credit Agreement.  This opinion is being delivered pursuant to Section 5.01(g) of the Credit Agreement.

In my examination I have assumed the genuineness of all signatures including endorsements, the legal capacity and competency of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  As to any facts relevant to this opinion which I did not independently establish or verify, I have relied upon statements and representations of the Company and of E. A. Viner International Co., a Delaware corporation (the "Parent") and their respective officers and other representatives and of public officials, including the facts and conclusions set forth therein.

In rendering the opinions set forth herein, I have examined and relied on originals or copies of the following:

(i)

the Credit Agreement;

(ii)

the Note, dated as of the hereof, executed pursuant to the Credit Agreement;

(iii)

a certified copy of the certificate of incorporation and a copy of the by-laws of the Company;

(iv)

a copy of certain resolutions of the board of directors of the Company adopted on January 11, 2008;

(v)

a copy of certain resolutions of the board of directors of the Parent adopted on January 11, 2008;

(vi)

a certificate, dated January 10, 2008; and a facsimile bringdown thereof, dated as of the date hereof from the Secretary of State of the State of New York as to the Company's existence and good standing in the State of New York; and

(xi)

such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

I express no opinion as to the laws of any jurisdiction other than (i) the Applicable Laws of the State of New York, and (ii) the Applicable Laws of the United States of America.

The Credit Agreement and the Note are hereinafter referred to collectively as the "Transaction Agreements." "Applicable Contracts" means those agreements or instruments to which the Company is subject that are material to the business or financial condition of the Company.  "Applicable Laws" means those laws, rules and regulations which, in my experience, are normally applicable to transactions of the type contemplated by the Transaction Agreements, without my having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws (including any laws, rules and regulations pertaining specifically to any broker and/or dealer organizations).  "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to the Applicable Laws of the State of New York.  "Applicable Orders" means those orders or decrees of governmental authorities by which the Company is bound that are material to the business or financial condition of the Company.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

1.

The Company is validly existing and in good standing under the law of the State of New York.

2.

The Company has the corporate power and authority to execute, deliver and perform all of its obligations under each of the Transaction Agreements.  The execution and delivery of each of the Transaction Agreements and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Company under the law of the State of New York.   Each of the Transaction Agreements has been duly executed and delivered by the Company under the law of the State of New York.

3.

The execution and delivery by the Company of each of the Transaction Agreements and the performance by the Company of its obligations under each of the Transaction Agreements, each in accordance with its terms, do not conflict with the certificate of incorporation or bylaws of the Company.

4.

The execution and delivery by the Company of each of the Transaction Agreements and the performance by the Company of its obligations under each of the Transaction Agreements, each in accordance with its terms, do not (i) constitute a violation of, or a default under, any Applicable Contracts or (ii) cause the creation of any security interest or lien upon any property of the Company.

5.

Neither the execution, delivery or performance by the Company of the Transaction Agreements to which it is a party nor the compliance by the Company with the terms and provisions thereof will contravene any provision of any Applicable Law of the State of New York or any Applicable Law of the United States of America.

6.

No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of any of the Transaction Agreements by the Company or the enforceability of any of the Transaction Agreements against the Company.

7.

Neither the execution, delivery or performance by the Company of its obligations under the Transaction Agreements nor compliance by the Company with the terms thereof will contravene any Applicable Order to which the Company is subject.

In rendering the foregoing opinions, I have assumed that all conditions precedent contained in Section 5.01 of the Credit Agreement, which conditions require the delivery of documents, evidence or other items satisfactory in form, scope and/or substance to the Lender or the satisfaction of which is otherwise in the discretion or control of the Lender have been, or contemporaneously with the delivery hereof will be, fully satisfied or waived.

C-2-2

This opinion is being furnished only to you in connection with the Transaction Agreements and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without my prior written consent; provided that each assignee of the Lender or other person that hereafter becomes a "Lender" under the Credit Agreement pursuant to the assignment provisions incorporated by reference in Section 14.10 thereof may rely on this Opinion with the same effect as if it was originally addressed to such assignee as of the date hereof.

Very truly yours,

Dennis P. McNamara
General Counsel

C-2-3

Schedule I — Addressees

Canadian Imperial Bank of Commerce, as Collateral Agent

CIBC Inc., as Lender

C-2-4

[_________], 2008

To the parties listed on Schedule I hereto

Re: OPY Credit Corp. Secured Credit Facility

Ladies and Gentlemen:

I am General Counsel of OPY Credit Corp., a New York corporation (the "Company"), and have acted as such in connection with the preparation, execution and delivery of the Secured Credit Agreement, dated as of January 14, 2008 (the "Credit Agreement"), among the Company, CIBC Inc., as the lender thereunder (the "Lender") and Canadian Imperial Bank of Commerce, as collateral agent (the "Collateral Agent") and certain other agreements, instruments and documents related to the Credit Agreement.  This opinion is being delivered pursuant to Section 5.01(g) of the Credit Agreement.

In my examination I have assumed the genuineness of all signatures including endorsements, the legal capacity and competency of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  As to any facts relevant to this opinion which I did not independently establish or verify, I have relied upon statements and representations of the Company and of E. A. Viner International Co., a Delaware corporation (the "Parent") and their respective officers and other representatives and of public officials, including the facts and conclusions set forth therein.

In rendering the opinions set forth herein, I have examined and relied on originals or copies of the following:

(i)

the Credit Agreement;

(ii)

the Pledge and Security Agreement, dated as of the date hereof, between the Company and the Collateral Agent (the "Security Agreement");

(iii)

the deposit account control agreement dated as of [__________], 2008 among the Company as grantor, the Collateral Agent and [______________] as the Financial Institution thereunder, with respect to account number ______ established at the Financial Institution and identified by the name of _____________ (the "Deposit Account Control Agreement");

(iv)

the securities account control agreement dated as of [__________], 2008 among the Company as grantor, the Collateral Agent and [______________] as the Securities Intermediary thereunder, with respect to account number ______ established at the Securities Intermediary and identified by the name of _____________. (the "Securities Account Control Agreement");

(v) a certified copy of the certificate of incorporation and a copy of the by-laws of the Company;

(vi)

a copy of certain resolutions of the board of directors of the Company adopted on January 11, 2008;

(vii)

a copy of certain resolutions of the board of directors of the Parent adopted on January 11, 2008;

(viii)

a certificate, dated January [__], 2008; and a facsimile bringdown thereof, dated as of the date hereof from the Secretary of State of the State of New York as to the Company's existence and good standing in the State of New York; and

(ix)

such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

I express no opinion as to the laws of any jurisdiction other than (i) the Applicable Laws of the State of New York, and (ii) the Applicable Laws of the United States of America.

The Security Agreement, the Deposit Account Control Agreement and the Securities Account Control Agreement are hereinafter referred to collectively as the "Collateral Documents." "Applicable Contracts" means those agreements or instruments to which the Company is subject that are material to the business or financial condition of the Company.  "Applicable Laws" means those laws, rules and regulations which, in my experience, are normally applicable to transactions of the type contemplated by the Collateral Documents, without my having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws (including any laws, rules and regulations pertaining specifically to any broker and/or dealer organizations).  "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to the Applicable Laws of the State of New York.  "Applicable Orders" means those orders or decrees of governmental authorities by which the Company is bound that are material to the business or financial condition of the Company.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

1.

The Company is validly existing and in good standing under the law of the State of New York.

2.

The Company has the corporate power and authority to execute, deliver and perform all of its obligations under each of the Collateral Documents.  The execution and delivery of each of the Collateral Documents and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Company under the law of the State of New York.   Each of the Collateral Documents has been duly executed and delivered by the Company under the law of the State of New York.

3.

The execution and delivery by the Company of each of the Collateral Documents and the performance by the Company of its obligations under each of the Collateral Documents, each in accordance with its terms, do not conflict with the certificate of incorporation or bylaws of the Company.

4.

The execution and delivery by the Company of each of the Collateral Documents and the performance by the Company of its obligations under each of the Collateral Documents, each in accordance with its terms, do not (i) constitute a violation of, or a default under, any Applicable Contracts or (ii) cause the creation of any security interest or lien upon any property of the Company (other than the security interest created under the Security Agreement).

5.

Neither the execution, delivery or performance by the Company of the Collateral Documents nor the compliance by the Company with the terms and provisions thereof will contravene any provision of any Applicable Law of the State of New York or any Applicable Law of the United States of America.

6.

No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of any of the Collateral Documents by the Company or the enforceability of any of the Collateral Documents against the Company.

7.

Neither the execution, delivery or performance by the Company of its obligations under the Collateral Documents nor compliance by the Company with the terms thereof will contravene any Applicable Order to which the Company is subject.

In rendering the foregoing opinions, I have assumed that all conditions precedent contained in Section 5.01 of the Credit Agreement, which conditions require the delivery of documents, evidence or other items satisfactory in form, scope and/or substance to the Lender or the satisfaction of which is otherwise in the discretion or control of the Lender have been, or contemporaneously with the delivery hereof will be, fully satisfied or waived.

C-2-5

This opinion is being furnished only to you in connection with the Collateral Documents and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without my prior written consent; provided that each assignee of the Lender or other person that hereafter becomes a "Lender" under the Credit Agreement pursuant to the assignment provisions incorporated by reference in Section 14.10 thereof may rely on this Opinion with the same effect as if it was originally addressed to such assignee as of the date hereof.

Very truly yours,

Dennis P. McNamara
General Counsel

C-2-6

Schedule I — Addressees

Canadian Imperial Bank of Commerce, as Collateral Agent

CIBC Inc., as Lender

C-2-7

EXHIBIT D
TO SECURED CREDIT AGREEMENT

OFFICER’S CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES SOLELY IN HIS CAPACITY AS AN AUTHORIZED OFFICER OF [________________] AS FOLLOWS:

1.

I am the [Chief Financial Officer]/[Treasurer] of [______________].

2.

I have reviewed the terms of that certain Secured Credit Agreement, dated as of January 14, 2008 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among [___________________], (the “Borrower”), CIBC INC. (the “Lender”), and CANADIAN IMPERIAL BANK OF COMMERCE, as collateral agent for the Secured Creditors (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”) and the other Loan Documents thereunder, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and financial condition of the Borrower during the accounting period covered by the attached financial statements.

3.

The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, an Event of Default or Default as of the date of such Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, and proposes to take with respect to each such condition or event.

The foregoing certifications, together with the financial statements delivered with this Certificate in support hereof, are made and delivered [mm/dd/yy] pursuant to Section 7.01(c) of the Credit Agreement.

[______________]

By:

Title:

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EXHIBIT E
TO SECURED CREDIT AGREEMENT

FORM OF NOTICE OF REQUIRED COLLATERAL SURPLUS DEFICIENCY

[ON LENDER’S LETTERHEAD]

[date]

[Borrower]
[Address]
[Address]
Attn: [_______]

Notice of Required Collateral Surplus Deficiency

Reference is made to the Secured Credit Agreement, dated as of January 14, 2008 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among [___________________], (the “Borrower”), CIBC INC. (the “Lender”), and CANADIAN IMPERIAL BANK OF COMMERCE, as collateral agent for the Secured Creditors (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”).

We hereby give you written notice that a Required Collateral Surplus Deficiency is in existence.

We reserve all our rights under the Credit Agreement with respect to such Required Collateral Surplus Deficiency.

Sincerely,

CIBC Inc.

By:_____________________
Name:
Title

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